SELIGMAN
                                 --------------
                                 MUNICIPAL FUND
                                  SERIES, INC.

                                     [LOGO]

                                 MID-YEAR REPORT
                                 MARCH 31, 2001

                                    ----o----

                                    PROVIDING
                                  INCOME EXEMPT
                                  FROM REGULAR
                                     INCOME
                                       TAX



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT
CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors, and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.


 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[GRAPHIC OMITTED]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

--------------------------------------------------------------------------------

TABLE OF CONTENTS
To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview and Portfolio Summary ................................    4
Portfolios of Investments .................................................   11
Statements of Assets and Liabilities ......................................   30
Statements of Operations ..................................................   32

Statements of Changes in Net Assets .......................................   34
Notes to Financial Statements .............................................   39
Financial Highlights ......................................................   50
Report of Independent Auditors AND
For More Information ......................................................   63
Board of Directors AND Executive Officers .................................   64
Glossary of Financial Terms ...............................................   65

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

The six months ended March 31, 2001, proved very favorable for fixed-income securities. Bonds benefited both from an environment of falling interest rates and from investors continuing to seek a safe haven from stock market volatility and uncertainty. These factors were central to the strong performance of the Series in Seligman Municipal Fund Series during the period under review.

During the first quarter of 2001, the US economy continued to show signs of weakness, a trend that began in 2000. The economic slowdown was felt most acutely in the manufacturing sector, with corresponding declines in corporate profits. Although consumer spending remained healthy, the Federal Reserve Board reacted to the economic weakness by lowering interest rates 100 basis points in January 2001 and another 50 points at its meeting in March. In a surprise move, the Fed cut rates an additional 50 basis points on April 18. In a statement explaining its most recent action, the Fed described economic growth as "unacceptably weak." It did not cite inflation as being a threat, thereby signaling that further rate reductions in 2001 are possible.

Both short-term and long-term rates declined during the period under review, with short-term rates falling more sharply. At the beginning of the six-month period, the 10-year US Treasury note yielded 5.80%; by the end of the period, it was yielding 4.93%, a decline of almost 90 basis points. During the same period, the one-year Treasury bill fell almost 200 basis points. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, ended the six-month period about 50 basis points lower, evidence of the fact that municipal bonds were less volatile than Treasury bonds. Despite a lower yield environment, municipal bonds have retained their popularity among investors because they offer both highly competitive taxable equivalent yields and more stability than the equity market. Overall municipal supply increased as bond issuers took advantage of lower interest rates, while demand for municipal bonds remained strong.

Looking ahead, we are cautiously optimistic that the Fed's continuing intervention will allow the US economy to work its way out of the current slowdown. Recent indicators, including better-than-expected first quarter GDP numbers, reinforce this optimism. After a very successful year in 2000, we believe economic conditions and market sentiment still favor municipal bonds, and we expect continued strong results from the Funds in Seligman Municipal Fund Series.

We appreciate your confidence in Seligman Municipal Fund Series and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as each Series' portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman
                                                 /s/ Brian T. Zino
                                                 -----------------
                                                 Brian T. Zino
                                                 President

May 11, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES


Q: WHAT ECONOMIC AND MARKET FACTORS INFLUENCED SELIGMAN MUNICIPAL FUND SERIES DURING THE PAST SIX MONTHS?

A: The Federal Reserve Board's rate increases in 1999 and the first five months of 2000, which were made to slow the US economy to a more sustainable growth rate, began to show results during the third quarter of 2000. By the end of the Fund's fiscal year on September 30, 2000, the pace of economic activity had contracted sharply, while inflation remained stable. Despite the encouraging news, the Fed remained concerned that tight labor markets and rising energy prices were still capable of precipitating an acceleration in the rate of inflation. Fed policymakers had concluded that the risk of inflation outweighed the risk of recession and, therefore, chose to leave monetary policy unchanged. Long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range until late November 2000, when deteriorating conditions prompted a bond market rally, sending municipal yields to the lowest level of the year. Consumer confidence, already undermined by stock market volatility and higher energy costs, was shaken further by the uncertainty surrounding the US presidential election. On January 3, 2001, almost one month prior to its scheduled meeting, the Federal Reserve Board convened and voted to ease monetary policy. This inter-meeting directive suggests that the Fed was concerned the economy was slowing too quickly. The Fed intervened twice more by March 31, 2001, and moved to lower rates again on April 18 in an attempt to forestall a serious economic downturn.

     Municipal supply increased over the past six months due to the favorable interest rate environment. For the first quarter of 2001, total issuance grew an impressive 43%. Refunding volume, which is particularly rate-sensitive, soared by 293%. Among the top ten state issuers, municipal issuance varied widely. Michigan posted the largest increase of 413%, while Massachusetts volume rose just 1%. Sector volume was mixed as well, with electric power bonds increasing by 143%, due mostly to a surge in refunding issuance. In contrast, municipal bonds issued for health care providers fell by 30%, primarily the result of continuing weakness within the industry. During the first quarter, approximately 40% of issuers purchased municipal bond insurance, unchanged from the same period last year. However, the use of bond insurance has declined in recent years as municipal insurance companies have adopted more conservative underwriting practices in an attempt to boost profitability.

     Demand for municipal securities improved during the past six months, which allowed for most of the increased supply to be easily absorbed by institutional and retail investors. Renewed interest in municipal offerings is the result of disappointing stock market returns, as well as the relative attractiveness of municipal bonds compared with taxable bonds.

 [GRAPHIC OMITTED]

     SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD, AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, THOMAS G. MOLES (PORTFOLIO MANAGER)

     ---------------------------------------------------------------------------

     A TEAM APPROACH

     Seligman Municipal Fund Series is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

     ---------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
THOMAS G. MOLES

     Over the past six months, the yield spread between high quality, long-term municipal bonds and US Treasury bonds has remained at historically narrow levels. As a result, municipal bonds continue to offer a significant after-tax yield advantage to investors in all tax brackets as compared to Treasury bonds. Additionally, the municipal market has experienced considerably less volatility than the Treasury market. Given the ongoing turbulence in world equity markets, many investors have found the stability and safety of the municipal market particularly appealing.

Q:   WHAT WAS YOUR STRATEGY?

A: Our outlook for long-term interest rates has been positive throughout the past six months. Therefore, we positioned the portfolios to benefit from a period of declining yields. Fund purchases consisted of municipal bonds with maturity dates at the long end of the yield curve. In general, the longer a bond's maturity, the greater the price appreciation as interest rates decline. (Conversely, as interest rates rise, longer maturity bonds will experience a larger decline in price than shorter maturity bonds.) Additionally, long-term municipals continue to offer the highest yields. The municipal yield curve has remained positively sloped. Fund sales were concentrated in short-call bonds, including pre-refunded bonds. This strategy served to extend the duration of the Series in the Fund, as well as to improve the call protection of the Fund. Our investment strategy resulted in competitive investment results for the six-month period ended March 31, 2001.

Q:   WHAT IS YOUR OUTLOOK?

A: The Fed has acted aggressively in an attempt to restore consumer confidence and return economic growth to its non-inflationary potential. Lower interest rates should continue to spur economic activity, and proposed tax cuts are expected to help boost consumer spending. We do not believe, however, that the proposed federal tax cut would be large enough to decrease the attractiveness of municipal bonds to taxable investors. The US economy demonstrated remarkable resilience during its decade-long expansion. While there is a wide range of opinion regarding the duration and severity of the current economic slowdown, we remain hopeful that the US can avoid a prolonged and deep recession.

     As the economy moderated during the past six months, the municipal market enjoyed a period of declining long-term interest rates, improving credit trends, and attractive real rates of return, which contributed to positive investment results for the period. For the remainder of the Fund's fiscal year, we anticipate a continuation of these positive fundamentals and look forward to another successful year-end.

     At J. & W. Seligman & Co., we believe that municipal bond funds, including Seligman Municipal Fund Series, will continue to play an important role in helping investors meet their long-term financial goals. Further, we trust that our conservative approach to managing the Series will provide our shareholders with many years of competitive investment returns.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE

NATIONAL SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                         AVERAGE ANNUAL
                                                    ------------------------------------------------------------------
                                                                                        CLASS C             CLASS D
                                         SIX        ONE        FIVE        10      SINCE INCEPTION     SINCE INCEPTION
                                        MONTHS*     YEAR       YEARS      YEARS        5/27/99             2/1/94
                                        -------     ----       -----      -----    ---------------     ---------------
CLASS A**
With Sales Charge                        1.28%      4.54%       4.86%      6.11%          n/a                 n/a
Without Sales Charge                     6.31       9.77        5.89       6.62           n/a                 n/a

CLASS C**
With Sales Charge and CDSC               3.78       6.69         n/a        n/a          2.71%                n/a
Without Sales Charge and CDSC            5.87       8.81         n/a        n/a          3.26                 n/a

CLASS D**
With 1% CDSC                             4.87       7.81         n/a        n/a           n/a                 n/a
Without CDSC                             5.87       8.81        4.97        n/a           n/a                3.78%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69      10.92        6.57       7.32          5.96+++             5.78++++

------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ----------    -------------     -----------
CLASS A          $7.94         $7.65          $7.60              CLASS A           $0.189            --            4.24%
CLASS C           7.94          7.65           7.60              CLASS C            0.156            --            3.51
CLASS D           7.94          7.65           7.60              CLASS D            0.156            --            3.55

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P  RATINGS(o)
Revenue Bonds                                  84%               Aaa/AAA         41%
General Obligation Bonds(oo)                   16                Aa/AA           28
                                                                 A/A             22
WEIGHTED AVERAGE MATURITY                    25.47 years         Baa/BBB          9
------------------------------------------------------------------------------------------------------------------------------


COLORADO SERIES
TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                       AVERAGE ANNUAL
                                                     ------------------------------------------------------------------
                                                                                      CLASS C            CLASS D
                                          SIX         ONE       FIVE        10      SINCE INCEPTION    SINCE INCEPTION
                                        MONTHS*      YEAR       YEARS      YEARS        5/27/99            2/1/94
                                        -------      ----       -----      -----    ---------------    ---------------
CLASS A**
With Sales Charge                        2.40%       5.79%      4.35%      5.46%          n/a                n/a
Without Sales Charge                     7.50       11.11       5.36       5.97           n/a                n/a

CLASS C**
With Sales Charge and CDSC               4.99        8.07        n/a        n/a          3.12%               n/a
Without Sales Charge and CDSC            7.04       10.15        n/a        n/a          3.72                n/a

CLASS D**
With 1% CDSC                             6.04        9.15        n/a        n/a           n/a                n/a
Without CDSC                             7.04       10.15       4.45        n/a           n/a               3.54%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69       10.92       6.57       7.32          5.96+++            5.78++++


-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
                -------       -------       -------                               ----------    -------------     -----------
CLASS A          $7.37         $7.02          $6.96              CLASS A           $0.172            --            4.33%
CLASS C           7.37          7.02           6.96              CLASS C            0.141            --            3.62
CLASS D           7.37          7.02           6.96              CLASS D            0.141            --            3.68

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P    RATINGS(o)
Revenue Bonds                                87%                 Aaa/AAA         63%
General Obligation Bonds(oo)                 13                  Aa/AA           11
                                                                 A/A             12
WEIGHTED AVERAGE MATURITY                    21.72 years         Baa/BBB         14
-----------------------------------------------------------------------------------------------------------------------------


----------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
GEORGIA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001


                                                                                  AVERAGE ANNUAL
                                                      ---------------------------------------------------------------------------
                                                                                                 CLASS C          CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION  SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99          2/1/94
                                      ----------      -------        -------       ------- --------------------------------------
CLASS A**
With Sales Charge                        1.75%         5.67%          5.07%         6.29%          n/a             n/a
Without Sales Charge                     6.81         11.00           6.11          6.80           n/a             n/a

CLASS C**
With Sales Charge and CDSC               4.11          7.72            n/a           n/a          3.45%            n/a
Without Sales Charge and CDSC            6.20          9.86            n/a           n/a          4.00             n/a

CLASS D**
With 1% CDSC                             5.20          8.86            n/a           n/a           n/a             n/a
Without CDSC                             6.20          9.86           5.16           n/a           n/a            4.25%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++         5.78++++


NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.93         $7.64         $7.53               CLASS A           $0.181          $0.043          4.01%
CLASS C           7.94          7.66          7.55               CLASS C            0.147           0.043          3.28
CLASS D           7.94          7.66          7.55               CLASS D            0.147           0.043          3.31

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                80%                 Aaa/AAA           46%
General Obligation Bonds(oo)                 20                  Aa/AA             28
                                                                 A/A               19
WEIGHTED AVERAGE MATURITY                    22.38 years         Baa/BBB            7



LOUISIANA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001


                                                                                   AVERAGE ANNUAL
                                                      ---------------------------------------------------------------------------
                                                                                                 CLASS C         CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99         2/1/94
                                      ----------      -------        -------       ------- --------------------------------------
CLASS A**
With Sales Charge                        1.42%         5.29%          4.69%         5.98%          n/a             n/a
Without Sales Charge                     6.49         10.48           5.72          6.50           n/a             n/a

CLASS C**
With Sales Charge and CDSC               3.96          7.38            n/a           n/a          3.41%            n/a
Without Sales Charge and CDSC            6.03          9.50            n/a           n/a          3.95             n/a

CLASS D**
With 1% CDSC                             5.03          8.50            n/a           n/a           n/a             n/a
Without CDSC                             6.03          9.50           4.77           n/a           n/a            4.05%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++



NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A         $8.09          $7.80         $7.71               CLASS A           $0.192          $0.019          4.00%
CLASS C          8.09           7.80          7.71               CLASS C            0.157           0.019          3.25
CLASS D          8.09           7.80          7.71               CLASS D            0.157           0.019          3.30

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                84%                 Aaa/AAA           82%
General Obligation Bonds(oo)                 16                  Aa/AA              9
                                                                 Baa/BBB            9
WEIGHTED AVERAGE MATURITY                    19.36 years

---------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
MARYLAND SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                      -------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        0.82%         4.41%          4.65%         6.02%          n/a               n/a
Without Sales Charge                     5.87          9.55           5.68          6.54           n/a               n/a

CLASS C**
With Sales Charge and CDSC               3.45          6.72            n/a           n/a          3.24%              n/a
Without Sales Charge and CDSC            5.51          8.82            n/a           n/a          3.79               n/a

CLASS D**
With 1% CDSC                             4.51          7.82            n/a           n/a           n/a               n/a
Without CDSC                             5.51          8.82           4.76           n/a           n/a              4.03%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++


NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $8.05         $7.79          $7.72              CLASS A           $0.193            --            4.06%
CLASS C           8.07          7.80           7.72              CLASS C            0.157            --            3.37
CLASS D           8.07          7.80           7.72              CLASS D            0.157            --            3.38


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                 78%                Aaa/AAA           43%
General Obligation Bonds(oo)                  22                 Aa/AA             40
                                                                 A/A               15
WEIGHTED AVERAGE MATURITY                     21.38 years        Baa/BBB            2




MASSACHUSETTS SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001



                                                                        AVERAGE ANNUAL
                                                      ------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        3.60%         7.17%          5.10%         6.35%          n/a               n/a
Without Sales Charge                     8.72         12.53           6.13          6.87           n/a               n/a

CLASS C**
With Sales Charge and CDSC               6.11          9.61            n/a           n/a          3.75%              n/a
Without Sales Charge and CDSC            8.25         11.65            n/a           n/a          4.31               n/a

CLASS D**
With 1% CDSC                             7.25         10.65            n/a           n/a           n/a               n/a
Without CDSC                             8.25         11.65           5.17           n/a           n/a              4.27%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++


NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.95         $7.48          $7.40              CLASS A           $0.178           --             4.15%
CLASS C           7.95          7.48           7.39              CLASS C            0.143           --             3.42
CLASS D           7.95          7.48           7.39              CLASS D            0.143           --             3.46

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                94%                 Aaa/AAA            61%
General Obligation Bonds(oo)                  6                  Aa/AA              28
                                                                 A/A                 6
WEIGHTED AVERAGE MATURITY                    25.87 years         Baa/BBB             5

------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
MICHIGAN SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                     -------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE             FIVE          10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        1.64%         5.03%          5.03%         6.35%          n/a               n/a
Without Sales Charge                     6.65         10.25           6.06          6.88           n/a               n/a

CLASS C**
With Sales Charge and CDSC               4.12          7.17            n/a           n/a          3.85%              n/a
Without Sales Charge and CDSC            6.15          9.24            n/a           n/a          4.45               n/a

CLASS D**
With 1% CDSC                             5.15          8.24            n/a           n/a           n/a               n/a
Without CDSC                             6.15          9.24           5.11           n/a           n/a              4.22%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A         $8.41          $8.11         $8.05               CLASS A           $0.206          $0.028          4.15%
CLASS C          8.40           8.10          8.04               CLASS C            0.166           0.028          3.42
CLASS D          8.40           8.10          8.04               CLASS D            0.166           0.028          3.46


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                65%                 Aaa/AAA           63%
General Obligation Bonds(oo)                 35                  Aa/AA             29
                                                                 A/A                8
WEIGHTED AVERAGE MATURITY                    21.41 years


MINNESOTA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                     --------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        1.78%         5.47%          4.42%         5.62%          n/a               n/a
Without Sales Charge                     6.91         10.70           5.44          6.13           n/a               n/a

CLASS C**
With Sales Charge and CDSC               4.46          7.71            n/a           n/a          3.39%              n/a
Without Sales Charge and CDSC            6.46          9.74            n/a           n/a          3.97               n/a

CLASS D**
With 1% CDSC                             5.46          8.74            n/a           n/a           n/a               n/a
Without CDSC                             6.46          9.74           4.50           n/a           n/a              3.70%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.67         $7.34         $7.26               CLASS A           $0.174            --            3.95%
CLASS C           7.67          7.34          7.26               CLASS C            0.141            --            3.19
CLASS D           7.67          7.34          7.26               CLASS D            0.141            --            3.24

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                57%                 Aaa/AAA           51%         Baa/BBB           2%
General Obligation Bonds(oo)                 43                  Aa/AA             34          Non-Rated         2
                                                                 A/A               11
WEIGHTED AVERAGE MATURITY                    20.85 years

-------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
MISSOURI SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                      -------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        2.86%         6.83%          4.97%         5.98%          n/a               n/a
Without Sales Charge                     8.03         12.12           6.00          6.49           n/a               n/a

CLASS C**
With Sales Charge and CDSC               5.54          9.09            n/a           n/a          4.13%              n/a
Without Sales Charge and CDSC            7.54         11.14            n/a           n/a          4.72               n/a

CLASS D**
With 1% CDSC                             6.54         10.14            n/a           n/a           n/a               n/a
Without CDSC                             7.54         11.14           5.03           n/a           n/a              4.06%

LEHMAN BROTHERS
   MUNICIPAL BOND INDEX***               6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.75         $7.37         $7.27               CLASS A           $0.172            $0.033        3.98%
CLASS C           7.75          7.37          7.27               CLASS C            0.138             0.033        3.21
CLASS D           7.75          7.37          7.27               CLASS D            0.138             0.033        3.27


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                81%                 Aaa/AAA           52%
General Obligation Bonds(oo)                 19                  Aa/AA             34
                                                                 A/A               11
WEIGHTED AVERAGE MATURITY                    21.60 years         Baa/BBB            3


NEW YORK SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                      -------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        2.80%         7.16%          5.55%         6.83%          n/a               n/a
Without Sales Charge                     7.96         12.48           6.57          7.35           n/a               n/a

CLASS C**
With Sales Charge and CDSC               5.41          9.33            n/a           n/a          4.10%              n/a
Without Sales Charge and CDSC            7.49         11.48            n/a           n/a          4.66               n/a

CLASS D**
With 1% CDSC                             6.49         10.48            n/a           n/a           n/a               n/a
Without CDSC                             7.49         11.48           5.62           n/a           n/a              4.52%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $8.13         $7.77         $7.65               CLASS A           $0.189           $0.061         4.17%
CLASS C           8.14          7.78          7.66               CLASS C            0.155            0.061         3.47
CLASS D           8.14          7.78          7.66               CLASS D            0.155            0.061         3.48

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                91%                  Aaa/AAA           42%
General Obligation Bonds(oo)                  9                   Aa/AA             15
                                                                  A/A               35
WEIGHTED AVERAGE MATURITY                    25.10 years          Baa/BBB            8


-------------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
OHIO SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001


                                                                        AVERAGE ANNUAL
                                                      ------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        2.10%         5.81%          4.86%         6.10%          n/a               n/a
Without Sales Charge                     7.18         11.13           5.89          6.62           n/a               n/a

CLASS C**
With Sales Charge and CDSC               4.44          7.82            n/a           n/a          3.63%              n/a
Without Sales Charge and CDSC            6.53          9.96            n/a           n/a          4.19               n/a

CLASS D**
With 1% CDSC                             5.53          8.96            n/a           n/a           n/a               n/a
Without CDSC                             6.53          9.96           4.94           n/a           n/a              4.11%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.99         $7.64         $7.56               CLASS A          $0.192           $0.002         4.31%
CLASS C           8.03          7.69          7.61               CLASS C           0.157            0.002         3.56
CLASS D           8.03          7.69          7.61               CLASS D           0.157            0.002         3.60

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                72%                 Aaa/AAA           78%
General Obligation Bonds(oo)                 28                  Aa/AA              8
                                                                 A/A                7
WEIGHTED AVERAGE MATURITY                    21.99 years         Baa/BBB            7



OREGON SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                      ------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        1.69%         5.37%          4.99%         5.95%          n/a               n/a
Without Sales Charge                     6.73         10.65           6.02          6.46           n/a               n/a

CLASS C**
With Sales Charge and CDSC               4.10          7.62            n/a           n/a          3.46%              n/a
Without Sales Charge and CDSC            6.22          9.64            n/a           n/a          4.04               n/a

CLASS D**
With 1% CDSC                             5.22          8.64            n/a           n/a           n/a               n/a
Without CDSC                             6.22          9.64           5.09           n/a           n/a              4.17%
LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $7.75         $7.47         $7.38               CLASS A           $0.180            $0.037        3.92%
CLASS C           7.75          7.47          7.38               CLASS C            0.143             0.037        3.16
CLASS D           7.75          7.47          7.38               CLASS D            0.143             0.037        3.21


HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                76%                 Aaa/AAA           44%
General Obligation Bonds(oo)                 24                  Aa/AA             35
                                                                 A/A               13
WEIGHTED AVERAGE MATURITY                    19.26 years         Baa/BBB            8

-----------------
See footnotes on page 10.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY
INVESTMENT RESULTS PER SHARE
SOUTH CAROLINA SERIES

TOTAL RETURNS
FOR PERIODS ENDED MARCH 31, 2001

                                                                        AVERAGE ANNUAL
                                                     ---------------------------------------------------------------------------
                                                                                                 CLASS C           CLASS D
                                          SIX          ONE            FIVE           10      SINCE INCEPTION   SINCE INCEPTION
                                        MONTHS*        YEAR           YEARS         YEARS        5/27/99           2/1/94
                                        ------         ----           -----         -----    ---------------   ---------------
CLASS A**
With Sales Charge                        2.22%         5.94%          4.97%         6.16%          n/a               n/a
Without Sales Charge                     7.29         11.25           6.00          6.67           n/a               n/a

CLASS C**
With Sales Charge and CDSC               4.73          8.12            n/a           n/a          3.67%              n/a
Without Sales Charge and CDSC            6.82         10.27            n/a           n/a          4.22               n/a

CLASS D**
With 1% CDSC                             5.82          9.27            n/a           n/a           n/a               n/a
Without CDSC                             6.82         10.27           5.05           n/a           n/a              4.13%

LEHMAN BROTHERS
  MUNICIPAL BOND INDEX***                6.69         10.92           6.57          7.32          5.96+++           5.78++++

NET ASSET VALUE                                                  DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                                 FOR PERIODS ENDED MARCH 31, 2001
                3/31/01       9/30/00       3/31/00                               DIVIDENDS+    CAPITAL GAIN+     SEC YIELD++
               ---------     ---------     ---------                            ------------- ----------------  ------------
CLASS A          $8.03         $7.66         $7.57               CLASS A           $0.184            --            4.09%
CLASS C           8.02          7.65          7.56               CLASS C            0.149            --            3.37
CLASS D           8.02          7.65          7.56               CLASS D            0.149            --            3.40

HOLDINGS BY MARKET SECTOR(o)                                     MOODY'S/S&P RATINGS(o)
Revenue Bonds                                100%                Aaa/AAA           61%
General Obligation Bonds                     --                  Aa/AA             11
                                                                 A/A               20
WEIGHTED AVERAGE MATURITY                    21.46 years         Baa/BBB            8

--------------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date after purchase. No adjustment was made to the performance of Class A shares for periods prior to January 1, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. A portion of eachSeries' income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

 +++ From 5/31/99.

++++ From 1/31/94.

   o Percentages based on current market values of long-term holdings at March 31, 2001.

  oo Includes pre-refunded and escrowed-to-maturity securities.

   + Represents per share amount paid or declared for the six months ended March
     31, 2001.

  ++ Current yield, representing the annualized yield for the 30-day period ended March 31, 2001, has been computed in accordance with SEC regulations and will vary. During the period, the Manager, at its discretion, reimbursed expenses for the Michigan, New York and Ohio Series. Without these reimbursements the yields would be as follows:

                        Class A    Class C     Class D
                        -------    -------     -------
     Michigan Series     4.01%      3.28%       3.31%
     New York Series     4.04       3.34        3.35
     Ohio Series         4.17       3.42        3.46

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

NATIONAL SERIES

                           FACE                                                                             RATINGS+       MARKET
     STATE                AMOUNT                              MUNICIPAL BONDS                             MOODY'S/S&P       VALUE
---------------         ----------    ----------------------------------------------------------------    -----------    -----------
ALABAMA -- 4.0%         $4,000,000    Jefferson County Sewer Rev., 5 1/8% due 2/1/2039 ................      Aaa/AAA    $ 3,841,800

ALASKA -- 1.6%           1,500,000    Alaska Housing Finance Corporation Mortgage Rev.,
                                        5 3/4% due 6/1/2024* .........................................      Aaa/AAA       1,532,715

CALIFORNIA -- 1.7%       1,500,000    San Joaquin Hills Transportation Corridor Agency Rev
                                        (Orange County Senior Lien Toll Road),
                                        6 3/4% due 1/1/2032(o) .......................................      Aaa/AAA       1,621,035

FLORIDA -- 4.0%          4,000,000    Jacksonville Electric Authority (Electric System Rev.),
                                        5.10% due 10/1/2032 ..........................................      Aa2/AA        3,907,440

INDIANA -- 4.7%          4,500,000    Indiana State Educational Facilities Authority Rev
                                        (University of Notre Dame),
                                        5 1/4% due 3/1/2022 ..........................................      Aaa/NR        4,525,695

MICHIGAN -- 2.4%         2,250,000    Michigan State Strategic Fund Pollution Control Rev
                                        (General Motors Corp.), 6.20% due 9/1/2020 ...................       A2/A         2,365,853

MISSOURI -- 5.0%         4,750,000    St. Louis Industrial Development Authority Pollution
                                        Control Rev. (Anheuser-Busch Companies, Inc. Project),
                                        5 7/8% due 11/1/2026* ........................................       A1/A+        4,894,352

NEVADA -- 4.4%           4,750,000    Clark County Industrial Development Rev. (Nevada
                                        Power Company Project), 5.90% due 11/1/2032* .................      NR/BBB        4,241,892

NEW YORK -- 7.3%         3,120,000    New York City GOs, 6 1/4% due 4/15/2027 ........................       A2/A         3,361,020
                         2,500,000    New York State Mortgage Agency Rev .............................
                                        (Homeowner Mortgage), 6.35% due 10/1/2030* ...................      Aa1/NR        2,662,325
                         1,000,000    Trust for Cultural Resources of the City of New York Rev .......
                                        (American Museum of Natural History),
                                        5.65% due 4/1/2027 ...........................................      Aaa/AAA       1,042,310

OHIO -- 4.2%             4,000,000    Ohio Housing Finance Agency Mortgage Rev. (Residential
                                        Mortgage), 5.40% due 9/1/2029* ...............................      Aaa/NR        4,024,440

SOUTH DAKOTA -- 2.6%     2,455,000    South Dakota Housing Development Authority Rev.
                                        (Homeownership Mortgage), 6.15% due 5/1/2026* ................      Aa1/AAA       2,503,388

TENNESSEE -- 5.1%        5,000,000    Shelby County Health, Educational and Housing
                                        Facility Board Rev. (St. Jude Children's Research
                                        Hospital), 5 3/8% due 7/1/2024 ...............................       NR/AA        4,970,000

TEXAS -- 16.8%           3,700,000    Harris County Health Facilities Development Corp.
                                        Hospital Rev. (St. Luke's Episcopal Hospital Project),
                                        6 3/4% due 2/15/2021++ .......................................      Aa3/AAA       3,784,841
                         1,750,000    Houston, TX Airport Rev, 5.70% due 7/1/2030 ....................      Aaa/AAA       1,776,775
                         4,750,000    Potter County Industrial Development Corp. Pollution
                Control Rev. (Southwestern Public Service Company
                                        Project), 5 3/4% due 9/1/2016 ................................      Aaa/AAA       5,034,763
                         2,375,000    San Antonio Electric & Gas Rev., 5 1/2% due 2/1/2020(o) ........      Aa1/AA        2,443,281
                         1,975,000    Texas Veterans Housing Assistance GOs,
                                        6.80% due 12/1/2023 ..........................................      Aa1/AA        2,065,396
                         1,165,000    Travis County Housing Finance Corporation (Single
                                        Family Mortgage Rev.), 6.95% due 10/1/2027 ...................      NR/AAA        1,216,528

--------------------------
+ ____ Ratings have not been audited by Deloitte & Touche LLP. ++
Escrowed-to-maturity security. o Pre-refunded security.
* ____ Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

NATIONAL SERIES (continued)

                           FACE                                                                             RATINGS+       MARKET
     STATE                AMOUNT                              MUNICIPAL BONDS                             MOODY'S/S&P       VALUE
---------------         ----------    ----------------------------------------------------------------    -----------    -----------
VIRGINIA -- 9.8%        $5,000,000    Fairfax County Industrial Development Authority
                                        Health Care Rev. (Inova Health System Project),
                                        6% due 8/15/2026 .............................................      Aa2/AA       $ 5,257,700
                         5,000,000    Pocahontas Parkway Association Toll Road Bonds
                                        (Route 895 Connector), 5 1/2% due 8/15/2028 ..................     Baa3/BBB-       4,224,050

Washington -- 15.2%      2,500,000    Chelan County, WA Public Utility District Rev.,
                                        5.60% due 1/1/2036* ..........................................      Aaa/AAA        2,508,675
                         4,325,000    King County Sewer GOs, 6 1/8% due 1/1/2033 .....................      Aaa/AAA        4,559,285
                         5,520,000    Seattle Water System Rev., 5 5/8% due 8/1/2026 .................      Aaa/AAA        5,710,606
                         2,000,000    Washington State Higher Educational Facilities
                                        Authority Rev. (Seattle University),
                                        5 1/4% due 5/1/2032 ..........................................      Aaa/AAA        1,988,660

WISCONSIN -- 6.7%        6,000,000    La Crosse Resource Recovery Rev. (Northern States Power
                                        Company Project), 6% due 11/1/2021* ..........................       A1/A-         6,482,760

WYOMING -- 4.3%          4,000,000    Sweetwater County Pollution Control Rev. (Idaho Power
                                        Company Project), 6.05% due 7/15/2026 ........................       A3/A          4,173,720
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $94,742,834) -- 99.8%......................................................................   96,721,305

OTHER ASSETS LESS LIABILITIES -- 0.2%..................................................................................      203,932
                                                                                                                         -----------
NET ASSETS -- 100.0%...................................................................................................  $96,925,237
                                                                                                                         ===========

COLORADO SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,000,000   Adams County, CO Pollution Control Rev. (Public Service Co. of Colorado Project),
               5 7/8% due 4/1/2014 ...................................................................      Aaa/AAA      $ 2,068,460

 1,000,000   Boulder, Larimer, and Weld Counties, CO (Vrain Valley School District),
               5% due 12/15/2022 .....................................................................      Aaa/AAA          983,790

 1,000,000   Colorado Educational & Cultural Facilities Authority Rev. (University of Denver Project),
               5 3/8% due 3/1/2023 ...................................................................      Aaa/AAA        1,025,070

 1,640,000   Colorado Health Facilities Authority Hospital Improvement Rev., (NCMC, Inc. Project),
               5 3/4% due 5/15/2024 ..................................................................      Aaa/AAA        1,718,113

 1,750,000   Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan
               Society Project), 6.90% due 12/1/2025 .................................................       A3/A-         1,800,803

 2,250,000   Colorado Health Facilities Authority Rev. (Sisters of Charity of Leavenworth
               Health Services Corporation), 5% due 12/1/2025 ........................................      Aaa/AAA        2,187,698

 2,000,000   Colorado Springs, CO Utilities Rev.,
               5 3/8% due 11/15/2026 .................................................................      Aa2/AA         2,014,820

   105,000   Colorado Water Resources & Power Development Authority
               (Clean Water Rev.), 6 7/8% due 9/1/2011 ...............................................      Aaa/AAA          107,536

 2,000,000   Denver, CO City & County Certificates of Participation,
               5 1/2% due 12/1/2025 ..................................................................      Aaa/AAA        2,065,060

 2,000,000   Denver, CO City & County Department of Aviation Airport
               System Rev., 5 1/2% due 11/15/2025 ....................................................      Aaa/AAA        2,050,920

----------------
 + Ratings have not been audited by Deloitte & Touche LLP.

 * Interest income earned from this security is subject to the federal alternative minimum tax. See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

COLORADO SERIES (continued)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,200,000   Denver, CO City & County School District GOs, 5% due 12/1/2023 ..........................      Aaa/AAA    $ 2,155,428

 2,000,000   Denver, CO Health and Hospital Authority Healthcare Rev., 5 3/8% due 12/1/2028 ..........     Baa2/BBB      1,646,560

 2,500,000   Fort Collins, CO Pollution Control Rev. (Anheuser-Busch Project), 6% due 9/1/2031 .......       A1/A+       2,616,600

 2,250,000   Jefferson County, CO Open Space Sales Tax Rev., 5% due 11/1/2019(o) .....................      Aaa/AAA      2,233,755

 1,605,000   Northglenn, CO Gos Joint Water & Wastewater Utility, 6.80% due 12/1/2008++ ..............      Aaa/NR       1,778,147

 2,000,000   Platte River Power Authority, CO Power Rev., 6 1/8% due 6/1/2014 ........................      Aa3/AA-      2,087,200

   870,000   Pueblo County, CO Single Family Mortgage Rev., 7.05% due 11/1/2027 ......................      NR/AAA         911,081

 1,500,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 ................      Baa1/A       1,570,260

 2,000,000   University of Colorado Hospital Authority Rev., 5 1/4% due 11/15/2022 ...................      Aaa/NR       2,012,280

 2,000,000   Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 ......................      NR/BBB-      1,948,360

 2,000,000   Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
               7% due 12/1/2008 ......................................................................      Aaa/AAA      2,032,100
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $36,060,657)-- 96.6%....................................................................    37,014,041

OTHER ASSETS LESS LIABILITIES-- 3.4%................................................................................     1,285,926
                                                                                                                        -----------
NET ASSETS -- 100.0% ...............................................................................................    $38,299,967
                                                                                                                        ===========

GEORGIA SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    ----------
$2,000,000   Atlanta, GA Airport Rev., 5 5/8% due 1/1/2030* ..........................................      Aaa/AAA     $ 2,057,360

 2,500,000   Atlanta, GA Water & Wastewater Rev., 5% due 11/1/2038 ...................................      Aaa/AAA       2,374,300

 1,000,000   Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
               (Anheuser-Busch), 7.40% due 11/1/2010* ................................................       A1/A+        1,206,400

 2,000,000   Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
               (Anheuser-Busch), 6 3/4% due 2/1/2012* ................................................       A1/A+        2,099,640

 2,000,000   Chatham County, GA School District GOs, 5 1/2% due 8/1/2020 .............................      Aaa/AAA       2,042,000

 1,000,000   DeKalb County, GA GOs, 5 1/4% due 1/1/2020 ..............................................      Aa1/AA+       1,008,280

 2,000,000   DeKalb County, GA Water & Sewerage Rev., 5% due 10/1/2028 ...............................      Aa2/AA        1,952,100

 1,820,000   Fulton County, GA Development Authority Special Facilities Rev.,
               (Delta Air Lines, Inc. Project), 5 1/2% due 5/1/2033* .................................     Baa3/BBB-      1,580,215

 2,250,000   Georgia Housing & Finance Authority (Single Family Mortgage),
               5.20% due 6/1/2029* ...................................................................      NR/AAA        2,168,685

 1,990,000   Georgia Housing & Finance Authority (Single Family Mortgage),
               6.10% due 6/1/2031* ...................................................................      Aa2/AAA       2,073,759

 2,500,000   Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
               6.40% due 7/1/2014 ....................................................................       NR/A-        2,632,775

 1,000,000   Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 .............................      Aa1/AA+       1,174,990

 2,000,000   Gwinnett County, GA Water & Sewerage Authority Rev., 5.30% due 8/1/2022 .................      Aaa/AAA       2,048,080

 1,500,000   Henry County School District, GA GOs, 6.45% due 8/1/2011 ................................      Aa3/A+        1,730,205

----------------
 + Ratings have not been audited by Deloitte & Touche LLP.

++  Escrowed-to-maturity security.

 o  Pre-refunded security.

 * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001


GEORGIA SERIES (continued)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$  500,000   Metropolitan Atlanta Rapid Transit Authority,
               GA Sales Tax Rev., 6 1/4% due 7/1/2018 ................................................      A1/AA-       $   575,170

 2,000,000   Monroe County, GA Development Authority Pollution Control Rev.
               (Georgia Power Company Plant -- Scherer Project), 6% due 7/1/2025 .....................      Aaa/AAA        2,028,420

 2,500,000   Peachtree City, GA Water & Sewerage Authority Sewer System Rev.,
               5.60% due 3/1/2027 ....................................................................      Aa3/AA         2,599,650

 1,500,000   Private Colleges & Universities Authority Rev., GA (Spelman College Project),
               6.20% due 6/1/2014 ....................................................................      Aaa/AAA        1,625,085

 1,500,000   Private Colleges & Universities Authority Rev., GA (Mercer University Project),
               6 1/2% due 11/1/2015++ ................................................................      Aaa/AAA        1,769,175

 2,500,000   Private Colleges & Universities Authority Rev., GA (Agnes Scott College Project),
               5 5/8% due 6/1/2023 ...................................................................       A1/AA         2,561,725

 1,000,000   Private Colleges & Universities Authority Rev., GA (Mercer University Project),
               5 3/8% due 10/1/2029 ..................................................................       A3/NR           983,520

 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ................      Baa1/A         1,026,960
                                                                                                                          ----------
TOTAL MUNICIPAL BONDS (Cost $37,652,884) -- 97.0% ......................................................................  39,318,494

VARIABLE RATE DEMAND NOTES (Cost $600,000) -- 1.5% .....................................................................     600,000

OTHER ASSETS LESS LIABILITIES -- 1.5% ..................................................................................     609,394
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................... $40,527,888
                                                                                                                         ===========

LOUISIANA SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$3,000,000   Bastrop, LA Industrial Development Board Pollution Control Rev.
               (International Paper Company Project), 6.90% due 3/1/2007 .............................     Baa1/BBB+     $ 3,113,430

 2,500,000   Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
               5 3/4% due 12/1/2026* .................................................................      Aa3/AA-        2,521,350

 1,435,000   East Baton Rouge Parish, LA Mortgage Finance Authority (Single Family
               Mortgage Rev.), 5.40% due 10/1/2025 ...................................................      Aaa/NR         1,439,205

 2,000,000   East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
               5.90% due 2/1/2018 ....................................................................      Aaa/AAA        2,097,940

 2,000,000   Jefferson Parish, LA Home Mortgage Authority (Single Family Mortgage Rev.),
               6% due 12/1/2024* .....................................................................       Aa/NR         2,014,340

 2,000,000   Jefferson Parish, LA Hospital Service District Rev., 5% due 7/1/2028 ....................      Aaa/AAA        1,915,500

 2,500,000   Lafayette, LA Public Improvement Sales Tax, 5% due 5/1/2021 .............................      Aaa/AAA        2,435,600

 2,495,000   Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
               6.45% due 6/1/2027* ...................................................................      Aaa/AAA        2,740,009

 2,500,000   Louisiana Public Facilities Authority Hospital Rev. (Franciscan Missionaries
               of Our Lady Health System Project), 5% due 7/1/2025 ...................................      Aaa/AAA        2,414,625

 2,500,000   Louisiana Public Facilities Authority Rev. (Loyola University Project),
               5 5/8% due 10/1/2016 ..................................................................      Aaa/AAA        2,644,400

---------------
 + Ratings have not been audited by Deloitte & Touche LLP. ++
Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

LOUISIANA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,500,000   Louisiana Public Facilities Authority Rev. (Tulane University),
               5 3/4% due 2/15/2021 ..................................................................      Aaa/AAA    $ 2,573,025

 1,500,000   Louisiana State GOs, 5% due 4/15/2018 ...................................................      Aaa/AAA      1,491,465

 2,500,000   Ouachita Parish, LA Hospital Service District Rev. (Glenwood Regional
               Medical Center), 5 3/4% due 5/15/2021 .................................................      Aaa/AAA      2,607,950

   175,000   Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
               6 1/2% due 4/1/2006 ...................................................................       NR/NR         175,172

 2,500,000   Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil Corporation Project),
               5.90% due 11/1/2026* ..................................................................      Aaa/AAA      2,600,475

 1,250,000   Saint Charles Parish, LA Environmental Improvement Rev. (Louisiana Power
               and Light Company Project), 6.20% due 5/1/2023* .......................................     Baa2/BBB      1,231,313

 2,960,000   Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
               7.15% due 7/1/2016 ....................................................................      Aaa/AAA      3,043,738

 2,500,000   Shreveport, LA Airport System Rev., 5 3/8% due 1/1/2024* ................................      Aaa/AAA      2,500,650

 1,555,000   Shreveport, LA GOs, 7 1/2% due 4/1/2006++ ...............................................      Aaa/AAA      1,803,380

 2,500,000   Shreveport, LA GOs, 5% due 3/1/2019 .....................................................      Aaa/AAA      2,471,050

 1,950,000   Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
               7 1/4% due 12/1/2010++ ................................................................      Aaa/AAA      2,257,651

 2,500,000   Tangipahoa Parish, LA Hospital Service District No. 1 Rev. (Northoaks
               Medical Center), 6 1/4% due 2/1/2024 ..................................................      Aaa/AAA      2,620,875
                                                                                                                        ----------
TOTAL MUNICIPAL BONDS (Cost $46,700,002) -- 97.0% ...................................................................   48,713,143

VARIABLE RATE DEMAND NOTES (Cost $700,000) -- 1.4% ..................................................................      700,000

OTHER ASSETS LESS LIABILITIES -- 1.6% ...............................................................................      798,673
                                                                                                                       -----------
NET ASSETS -- 100.0% ................................................................................................  $50,211,816
                                                                                                                       ===========

MARYLAND SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$1,000,000   Anne Arundel County, MD Gos, 5 1/8% due 2/1/2026 .........................................     Aa2/AA+$     1,005,220

 1,340,000   Anne Arundel County, MD Gos, 5 1/8% due 2/1/2027 .........................................      Aa2/AA+      1,346,901

 3,000,000   Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric
               Company Project), 6% due 4/1/2024 .....................................................       A2/A        3,112,530

 2,000,000   Baltimore, MD Consolidated Public Improvement GOs, 6 3/8% due 10/15/2006 ................      Aaa/AAA      2,264,200

 2,500,000   Baltimore, MD Port Facilities Rev. (Consolidated Coal
               Sales Co. Project), 6 1/2% due 10/1/2011 ..............................................      Aa3/AA-      2,643,150

 2,000,000   Baltimore, MD Project and Refunding Rev. (Water Projects), 5 1/2% due 7/1/2026 ..........      Aaa/AAA      2,064,700

 1,000,000   Howard County, MD Metropolitan District Project GOs, 5 1/2% due 8/15/2022 ...............      Aaa/AAA      1,027,670

 2,000,000   Maryland Community Development Administration Dept. of Housing &
               Community Development (Multi-Family Housing), 7.70% due 5/15/2020* ....................       Aa/NR       2,044,920

-----------
 + Ratings have not been audited by Deloitte & Touche LLP. ++
Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

MARYLAND SERIES (continued)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,380,000   Maryland Community Development Administration Dept. of Housing &
               Community Development (Single Family Program), 6.80% due 4/1/2024* ....................      Aa2/NR      $ 2,462,229

 2,500,000   Maryland Community Development Administration Dept. of Housing &
               Community Development (Multi-Family Housing), 6.70% due 5/15/2027 .....................       Aa/NR        2,580,075

 2,250,000   Maryland Community Development Administration Dept. of Housing &
               Community Development (Residential Rev.), 6.15% due 9/1/2032* .........................      Aa2/NR        2,345,535

 2,570,000   Maryland Department of Transportation Project Certificates of Participation
               (Mass Transit Administration Project), 5 1/2% due 10/15/2025* .........................      Aa3/AA        2,619,344

 2,710,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Good Samaritan Hospital), 5 3/4% due 7/1/2019++ ......................................      Aaa/AAA       2,795,148

 2,000,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Suburban Hospital), 5 1/8% due 7/1/2021 ..............................................       A1/A+        1,906,560

 2,000,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Anne Arundel Medical Center), 5% due 7/1/2023 ........................................      Aaa/AAA       1,976,040

 2,500,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Francis Scott Key Medical Center), 5% due 7/1/2023 ...................................      Aaa/AAA       2,470,050

 2,000,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Mercy Medical Center), 5 3/4% due 7/1/2026 ...........................................      Aaa/AAA       2,108,780

 1,500,000   Maryland Health & Higher Educational Facilities Authority Rev
               (Anne Arundel Medical Center), 5 1/8% due 7/1/2028 ....................................      Aaa/AAA       1,496,160

 1,000,000   Maryland Health & Higher Educational Facilities Authority Rev.
               (Charity Obligated Group), 5% due 11/1/2029 ...........................................      Aa2/AA          975,300

 2,000,000   Maryland Transporation Authority Rev. (Baltimore/Washington International
               Airport Project), 6 1/4% due 7/1/2014* ................................................      Aaa/AAA       2,124,840

     5,000   Montgomery County, MD Housing Opportunities Commission Rev.
               (Single Family Mortgage), 7 3/8% due 7/1/2017 .........................................      Aa2/NR            5,024

 1,390,000   Montgomery County, MD Housing Opportunities Commission Rev.,
               6.20% due 7/1/2026* ...................................................................      Aa2/NR        1,424,041

 2,000,000   Northeast Maryland Waste Disposal Authority Solid Waste Rev.
               (Montgomery County Resource Recovery Project), 6.30% due 7/1/2016* ....................       A2/NR        2,084,860

 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 ................      Baa1/A        1,046,840

   465,000   Puerto Rico Housing Finance Corp. Rev. (Single Family Mortgage),
               6.85% due 10/15/2023 ..................................................................      Aaa/AAA         478,453

 2,000,000   Washington Suburban Sanitary District, MD, 6 1/2% due 1/1/2016 ..........................      Aa1/AA        2,080,120
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $46,024,610) -- 98.3% ...................................................................    48,488,690

OTHER ASSETS LESS LIABILITIES -- 1.7% ...............................................................................       832,388
                                                                                                                        -----------
NET ASSETS -- 100.0% ................................................................................................   $49,321,078
                                                                                                                        ===========

-----------------------
 +       Ratings have not been audited by Deloitte & Touche LLP.
++       Escrowed-to-maturity security.
 * _______ Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$5,000,000   Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019 ..................       A1/A+      $ 5,224,150

 5,000,000   Massachusetts Bay Transportation Authority General Transportation System Rev.,
               5 3/4% due 3/1/2026 ...................................................................      Aa2/AA        5,289,800

 5,000,000   Massachusetts Health & Educational Facilities Authority Rev.
               (Newton-Wellesley Hospital), 6% due 7/1/2018 ..........................................      Aaa/AAA       5,285,850

 3,500,000   Massachusetts Health & Educational Facilities Authority Rev.
               (Williams College), 5 3/4% due 7/1/2019 ...............................................      Aaa/AA+       3,641,715

 1,000,000   Massachusetts Health & Educational Facilities Authority Rev.
               (Smith College), 5 3/4% due 7/1/2024 ..................................................      Aa1/AA        1,025,370

 5,000,000   Massachusetts Health & Educational Facilities Authority Rev.
               (Partners Healthcare System), 5 3/8% due 7/1/2024 .....................................      Aaa/AAA       5,034,350

 5,000,000   Massachusetts Health & Educational Facilities Authority Rev.
               (South Shore Hospital), 5 3/4% due 7/1/2029 ...........................................       A2/A         4,836,950

 4,000,000   Massachusetts Health & Educational Facilities Authority Rev.
               (Harvard University), 6% due 7/1/2035 .................................................      Aaa/AAA       4,380,360

 5,000,000   Massachusetts Housing Finance Agency Rev. (Rental Housing Mortgage),
               5 1/2% due 7/1/2030* ..................................................................      Aaa/AAA       4,977,900

 4,890,000   Massachusetts Housing Finance Agency Rev. (Single Family Housing),
               5 1/2% due 12/1/2030* .................................................................      Aaa/AAA       4,914,059

 2,000,000   Massachusetts Industrial Finance Agency Electric Utility Rev.
               (Nantucket Electric Company Project), 5 7/8% due 7/1/2017* ............................      Aaa/AAA       2,097,500

 3,500,000   Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
               5 3/8% due 9/1/2023 ...................................................................      Aaa/AAA       3,578,995

 3,000,000   Massachusetts Industrial Finance Agency Rev. (College of the Holy Cross),
               5 5/8% due 3/1/2026 ...................................................................      Aaa/AAA       3,099,540

 2,000,000   Massachusetts Industrial Finance Agency Rev. (Suffolk University),
               5 1/4% due 7/1/2027 ...................................................................      Aaa/AAA       2,001,560

 2,500,000   Massachusetts Lease Rev. (Route 3 North Transportation Improvement Association),
               5 3/8% due 6/15/2033 ..................................................................      Aaa/AAA       2,540,625

 2,400,000   Massachusetts Port Authority Rev., 5% due 7/1/2023 ......................................      Aa3/AA-       2,324,664

 2,000,000   Massachusetts Port Authority Rev., 5% due 7/1/2028* .....................................      Aa3/AA-       1,866,140

 4,500,000   Massachusetts Port Authority Special Facilities Rev. (BOSFUEL Project),
               5 3/4% due 7/1/2039* ..................................................................      Aaa/AAA       4,636,575

 2,000,000   Massachusetts State Consolidated Loan GOs, 5% due 5/1/2019 ..............................      Aa2/AA-       1,985,800

 2,500,000   Massachusetts State Consolidated Loan GOs, 5 7/8% due 2/1/2020(o)........................      Aa2/AA-       2,827,575

 1,000,000   Massachusetts Water Pollution Abatement Trust Pool Program,
               5 1/2% due 8/1/2029 ...................................................................      Aaa/AAA       1,030,090

 4,500,000   Massachusetts Water Resources Authority Rev., 5 3/4% due 8/1/2039 .......................      Aaa/AAA        4,770,450

---------------
 +   Ratings have not been audited by Deloitte & Touche LLP.
 o   Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

MASSACHUSETTS SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$5,000,000   Plymouth County, MA Certificates of Participation (Plymouth County
                  Correctional Facility Project), 5% due 4/1/2022...........................               Aaa/AAA      $ 4,842,050

  4,000,000    Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036.....                Baa1/A        4,187,360
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $81,676,530) -- 98.2% ...................................................................    86,399,428

VARIABLE RATE DEMAND NOTES (Cost $700,000) -- 0.8% ..................................................................       700,000

OTHER ASSETS LESS LIABILITIES -- 1.0% ...............................................................................       865,461
                                                                                                                        -----------
NET ASSETS -- 100.0% ................................................................................................   $87,964,889
                                                                                                                        ===========

MICHIGAN SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
 $1,280,000  Board of Regents of Eastern Michigan University General Rev.,
               5 5/8% due 6/1/2030 ...................................................................      Aaa/AAA     $ 1,330,534

 5,000,000   Capital Region Airport Authority, MI Airport Rev.,
               6.70% due 7/1/2021* ...................................................................      Aaa/AAA       5,239,850

 5,000,000   Detroit, MI GOs, 5 1/2% due 4/1/2016 ....................................................      Aaa/AAA       5,212,100

 5,000,000   Detroit, MI Water Supply System Rev., 6 1/4% due 7/1/2012(o).............................      Aaa/AAA       5,276,500

 3,000,000   Forest Hills Public Schools GOs, 5 1/2% due 5/1/2021 ....................................      Aa2/NR        3,106,110

 2,000,000   Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
               Obligated Group), 5% due 7/1/2028 .....................................................      Aaa/NR        1,886,900

 2,500,000   Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital),
               5 1/2% due 5/15/2028 ..................................................................      Aaa/NR        2,543,425

 3,000,000   Kent County, MI Airport Rev., 6.10% due 1/1/2025*(o).....................................      Aaa/AAA       3,292,200

 1,850,000   Kent County, MI Airport Rev., 5% due 1/1/2028* ..........................................      Aaa/AAA       1,753,263

 3,000,000   Lansing, MI Building Authority Rev., 5.60% due 6/1/2019 .................................      Aa3/AA+       3,092,790

 3,250,000   Marquette, MI Hospital Finance Authority Rev. (Marquette General Hospital),
               6.10% due 4/1/2019 ....................................................................      Aaa/AAA       3,454,913

 3,000,000   Michigan Public Power Agency Rev. (Belle River Project),
               5 1/4% due 1/1/2018 ...................................................................      A1/AA-        3,007,830

 1,000,000   Michigan State and Redevco, Inc. Certificates of Participation,
               5 1/2% due 6/1/2027 ...................................................................      Aaa/AAA       1,027,010

 3,000,000   Michigan State Building Authority Rev., 6 1/4% due 10/1/2020 ............................      Aa2/AA        3,080,550

 5,000,000   Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 ..............      Aa1/AAA       5,130,000

 5,000,000   Michigan State Hospital Finance Authority Rev. (Oakwood Obligated Group),
               5 1/8% due 8/15/2025 ..................................................................      Aaa/AAA       4,860,750

 5,250,000   Michigan State Hospital Finance Authority Rev. (Mercy Health Services
               Obligated Group), 5 3/4% due 8/15/2026++ ..............................................      Aa3/AA-       5,474,385

 6,000,000   Michigan State Hospital Finance Authority Rev. (Ascension Health Credit Group),
               6 1/8% due 11/15/2026 .................................................................      Aa2/AA        6,272,340

  5,000,000  Michigan State Hospital Finance Authority Rev. (Sparrow Obligated Group),
               6% due 11/15/2036 .....................................................................      Aaa/AAA       5,249,100

-------------------
+ ___ Ratings have not been audited by Deloitte & Touche LLP.

++  Escrowed-to-maturity security.

o   Pre-refunded security.

* ___ Interest income earned from this security is subject to the federal alternative minimum tax.

 See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

MICHIGAN SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$  615,000   Michigan State Housing Development Authority Rev. (Single Family Mortgage),
               6.80% due 12/1/2016 ...................................................................      NR/AA+       $   617,897

 3,925,000   Michigan State Housing Development Authority Rev. (Rental Housing),
               6.65% due 4/1/2023 ....................................................................      NR/AA-         4,088,790

 4,000,000   Michigan State Housing Development Authority Rev. (Single Family Mortgage),
               6.05% due 12/1/2027 ...................................................................      NR/AA+         4,161,200

 3,000,000   Michigan State Strategic Fund Pollution Control Rev. (Detroit Edison Company),
               6 1/2% due 2/15/2016 ..................................................................      Aaa/AAA        3,127,230

 6,000,000   Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
               6.20% due 9/1/2020 ....................................................................       A2/A          6,308,940

 5,000,000   Michigan State Trunk Line Rev., 5% due 11/1/2026 ........................................      Aaa/AAA        4,838,550
 6,300,000   Oxford, MI Area Community Schools GOs, 5 1/2% due 5/1/2021 ..............................      Aaa/AAA        6,469,470
 2,500,000   Puerto Rico Infrastructure Financing Authority Special Obligation
               Bonds, 5 1/2% due 10/1/2040 ...........................................................      Aaa/AAA        2,623,900
 5,000,000   Royal Oak, MI Hospital Finance Authority Rev. (William Beaumont Hospital),
               5 1/4% due 1/1/2020 ...................................................................      Aa3/AA         4,877,300
 5,000,000   Walled Lake Consolidated School District GOs, 5 1/2% due 5/1/2022 .......................      Aaa/AAA        5,213,900
 5,000,000   Western Michigan State University Rev., 5 1/8% due 11/15/2022 ...........................      Aaa/AAA        4,958,400
 3,000,000   Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017 .......................................      Aaa/AAA        3,154,500
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $115,501,766) -- 98.0% ..................................................................    120,730,627

VARIABLE RATE DEMAND NOTES (Cost $400,000) -- 0.3% ..................................................................        400,000

OTHER ASSETS LESS LIABILITIES-- 1.7% ................................................................................      2,092,200
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................   $123,222,827
                                                                                                                        ============

MINNESOTA SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$1,500,000   Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022(o) ........................   Aaa/AAA      $ 1,571,925

 2,350,000   Burnsville-Eagan-Savage, MN Independent School District GOs,
               5 1/8% due 2/1/2017 ...................................................................      Aa1/NR        2,380,386

 1,500,000   Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
               5.90% due 10/1/2026 ...................................................................      NR/BBB        1,435,320

 2,000,000   Cuyana Range Hospital District, MN Health Facilities Rev.,
               6% due 6/1/2029 .......................................................................       NR/NR        1,626,280

 3,545,000   Fridley, MN Independent School District GOs, 5.35% due 2/1/2021 .........................      Aaa/AAA       3,584,101

 1,500,000   Minneapolis, MN GOs, 6% due 3/1/2016 ....................................................      Aaa/AAA       1,529,925

 4,725,000   Minneapolis, MN Rev. (University Gateway Project), 5 1/4% due 12/1/2024 .................      Aa2/AA        4,743,097

 2,000,000   Minneapolis, MN Special School District GOs, 5% due 2/1/2014 ............................      Aa1/AA+       2,027,280

 5,000,000   Minneapolis - Saint Paul, MN Housing & Redevelopment Authority Health Care
               Rev. (Children's Health Care), 5 1/2% due 8/15/2025 ...................................      Aaa/AAA       5,063,950

------------------
 +  Ratings have not been audited by Deloitte & Touche LLP.
 o  Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

MINNESOTA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$5,000,000   Minneapolis - Saint Paul, MN Metropolitan Airports Commission Rev.,
               5 3/4% due 1/1/2032 ...................................................................      Aaa/AAA     $ 5,316,000

 2,250,000   Minnesota Agricultural & Economic Development Board Rev. (Evangelical
               Lutheran Good Samaritan Society Project), 5.15% due 12/1/2022 .........................      Aaa/AAA       2,252,183

 1,250,000   Minnesota Agricultural & Economic Development Board Rev. (Evangelical
               Lutheran Good Samaritan Society Project), 5% due 12/1/2023 ............................      Aaa/AAA       1,220,425

 3,000,000   Minnesota Agricultural & Economic Development Board Health Care Facilities
               Rev. (Benedictine Health System-- St. Mary's Duluth Clinic Health System
               Obligated Group), 5 1/8% due 2/15/2029 ................................................      Aaa/AAA       2,912,760

 2,775,000   Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
               5.40% due 4/1/2022 ....................................................................       A2/NR        2,803,028

 2,000,000   Minnesota Higher Education Facilities Authority Rev. (St. John's University),
               5.40% due 10/1/2022 ...................................................................       A3/NR        2,016,120

 1,775,000   Minnesota Higher Education Facilities Authority Rev. (University of St. Thomas),
               5.40% due 4/1/2023 ....................................................................       A2/NR        1,794,365

 2,500,000   Minnesota Higher Education Facilities Authority Rev. (St. Olaf College),
               5 1/4% due 4/1/2029 ...................................................................       A3/NR        2,467,500

   440,000   Minnesota Housing Finance Agency (Housing Development), 6 1/4% due 2/1/2020 .............      Aa1/AA          441,214

   785,000   Minnesota Housing Finance Agency (Single Family Mortgage),
               5.65% due 7/1/2022* ...................................................................      Aa1/AA+         792,536

 4,660,000   Minnesota Housing Finance Agency (Single Family Mortgage),
               6.85% due 1/1/2024* ...................................................................      Aa1/AA+       4,807,955

 2,000,000   Minnesota Public Facilities Authority Water Pollution Control Rev.,
               6 1/4% due 3/1/20150 ..................................................................      Aaa/AAA       2,189,000

 5,000,000   Minnesota State GOs, 5.70% due 5/1/2016 .................................................      Aaa/AAA       5,249,000

 4,000,000   Minnesota State Retirement System Building Rev., 6% due 6/1/2030 ........................      Aaa/AAA       4,343,120

 5,000,000   North Saint Paul - Maplewood, MN Independent School District GOs,
               5 1/8% due 2/1/2025 ...................................................................      Aa1/AA+       4,982,600

 2,000,000   Northfield, MN Independent School District GOs, 5 1/4% due 2/1/2017 .....................      Aa1/NR        2,024,080

 4,500,000   Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo
               Medical Center), 6 1/4% due 11/15/2014 ................................................      NR/AA+        4,698,270

 2,575,000   Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2016(o)....................      Aaa/AA+        2,779,506

 2,715,000   Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2017(o)....................     Aaa/AA+        2,930,625

 3,750,000   Saint Cloud, MN Health Care Rev. (The Saint Cloud Hospital
               Obligated Group), 5 7/8% due 5/1/2030 .................................................      Aaa/NR        3,985,575

    50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
               9 1/8% due 10/1/2001 ..................................................................      NR/CCC           49,800

    10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
               9 3/4% due 12/1/2002 ..................................................................      NR/CCC            9,931

    55,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
               9 1/8% due 12/1/2001 ..................................................................      NR/CCC           54,696

---------------
 + Ratings have not been audited by Deloitte & Touche LLP.

 o Pre-refunded security.

 * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

MINNESOTA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$    5,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L,
               9 3/4% due 12/1/2001 ..................................................................      NR/CCC      $     4,986

    50,000   Saint Paul Port Authority, MN Industrial Development Rev. Series E,
               9 1/8% due 10/1/2002 ..................................................................      NR/CCC           49,430

    10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series H,
               9 1/8% due 12/1/2001 ..................................................................      NR/CCC            9,945

    60,000   Saint Paul Port Authority, MN Industrial Development Rev. Series I,
               9 1/8% due 12/1/2002 ..................................................................      NR/CCC           59,231

    10,000   Saint Paul Port Authority, MN Industrial Development Rev. Series L,
               9 1/8% due 12/1/2002 ..................................................................      NR/CCC            9,872

 1,500,000   Southern Minnesota Municipal Power Agency-- Power Supply System Rev.,
               5 3/4% due 1/1/2018 ...................................................................       A2/A+        1,533,810

 8,375,000   Western Minnesota Municipal Power Agency-- Power Supply Rev.,
               6 3/8% due 1/1/2016++ .................................................................      Aaa/AAA       9,416,850
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $90,788,845) -- 93.8% ..................................................................     95,166,677

VARIABLE RATE DEMAND NOTES (Cost $5,000,000) -- 4.9% ...............................................................      5,000,000

OTHER ASSETS LESS LIABILITIES -- 1.3% ..............................................................................      1,313,758
                                                                                                                       ------------
NET ASSETS -- 100.0% ...............................................................................................   $101,480,435
                                                                                                                       ============

MISSOURI SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,500,000   Curators of the University of Missouri Health Facilities Rev.
               (University of Missouri Health System), 5.60% due 11/1/2026 ...........................      Aaa/AAA      $ 2,583,425

 1,500,000   Hannibal, MO Industrial Development Authority Health Facilities Rev.
               (Hannibal Regional Hospital), 5 3/4% due 3/1/2022 .....................................      Aaa/AAA        1,573,095

 2,000,000   Missouri Development Finance Board Solid Waste Disposal Rev. (The Procter &
               Gamble Company Paper Products Project), 5.20% due 3/15/2029* ..........................       NR/AA         1,989,440

    65,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
               7 3/8% due 3/1/2006 ...................................................................      Aaa/AAA           65,928

   300,000   Missouri School Boards Pooled Financing Program Certificates of Participation,
               7% due 3/1/2006 .......................................................................      Aaa/AAA          304,569

 1,000,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
               (State Revolving Fund Program), 6.55% due 7/1/2014 ....................................      Aaa/NR         1,052,460

 2,500,000   Missouri State Environmental Improvement & Energy Resources Authority Rev.
               (Union Electric Company Project), 5.45% due 10/1/2028* ................................       A1/A+         2,498,225

 2,000,000   Missouri State GOs, 5 5/8% due 4/1/2017 .................................................      Aaa/AAA        2,101,120

 2,500,000   Missouri State Health & Educational Facilities Authority Rev. (Lester E. Cox
               Medical Centers Project), 5 1/4% due 6/1/2015 .........................................      Aaa/AAA        2,619,775


-------------------
 + Ratings have not been audited by Deloitte & Touche LLP. ++
Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

MISSOURI SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
 $1,500,000   Missouri State Health & Educational Facilities Authority Rev. (Sisters of Mercy
               Health System, St. Louis, Inc.), 6 1/4% due 6/1/2015++ ................................      Aa1/AA+      $ 1,579,500

  2,000,000   Missouri State Health & Educational Facilities Authority Rev. (SSM Health Care),
               5% due 6/1/2022 .......................................................................      Aaa/AAA        1,951,380

  2,400,000   Missouri State Health & Educational Facilities Authority Rev.
               (St. Louis University), 5.20% due 10/1/2026 ...........................................      Aaa/AAA        2,406,792

    500,000   Missouri State Health & Educational Facilities Authority Rev.
               (Webster University), 5.30% due 4/1/2027 ..............................................      Aaa/AAA          503,475

  2,500,000   Missouri State Health & Educational Facilities Authority Rev.
               (Washington University), 5% due 11/15/2037 ............................................      Aa1/AA+        2,398,650

    790,000   Missouri State Housing Development Commission Housing Development Bonds
               (Federally Insured Mortgage Loans), 6% due 10/15/2019 .................................      Aa2/AA+          798,793

  2,205,000   Missouri State Housing Development Commission Single Family Mortgage Rev.
               (Homeownership Loan Program), 5.90% due 9/1/2028* .....................................      NR/AAA         2,246,189

  1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ...............      Baa1/A         1,026,960

  1,500,000   St. Charles County, MO Certificates of Participation (Public Water Supply),
               5.10% due 12/1/2025 ...................................................................      Aaa/NR         1,485,765

  1,500,000   St. Louis, MO Industrial Development Authority Pollution Control Rev.
               (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 ..........................       A1/A+         1,780,020

  1,500,000   St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
               Improvement Rev., 5.95% due 2/15/2016 .................................................      Aaa/AAA        1,607,385
 .
  2,000,000   Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
               5 3/4% due 10/15/2016++ ...............................................................      Aa2/NR         2,201,240

  1,500,000   Springfield, MO School District GOs, 5.85% due 3/1/2020 ................................      NR/AA+         1,623,765

  2,750,000   University of Missouri Systems Facilities Rev., 5 1/2% due 11/1/2023....................      Aa2/AA+        2,806,732
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $37,310,506) -- 98.7% ...................................................................     39,204,683

VARIABLE RATE DEMAND NOTES (Cost $100,000) -- 0.2% ..................................................................        100,000

OTHER ASSETS LESS LIABILITIES -- 1.1% ...............................................................................        428,553
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................    $39,733,236
                                                                                                                         ===========

NEW YORK SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
 $2,500,000   Long Island Power Authority, NY Electric Systems General Rev.,
               5 1/2% due 12/1/2029 ..................................................................      Baa1/A-     $ 2,536,350

  2,000,000   Metropolitan Transportation Authority, NY (Dedicated Tax Fund),
               5% due 4/1/2023 .......................................................................      Aaa/AAA       1,971,120

  2,250,000   Monroe County, NY Water Authority Water System Rev., 5 1/4% due 8/1/2036 ...............      Aa3/AA        2,251,170

  4,000,000   New York City Municipal Water Finance Authority, NY Water & Sewer
               System Rev., 5 1/2% due 6/15/2033 .....................................................      Aa3/AA        4,122,560

----------------
 + Ratings have not been audited by Deloitte & Touche LLP.

++ Escrowed-to-maturity security.

 * Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

NEW YORK SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$    5,000   New York City, NY GOs, 7 1/4% due 8/15/2024 .............................................       A2/A        $    5,064

   160,000   New York City, NY GOs, 6 1/4% due 4/15/2027(o)...........................................       Aaa/A          182,442

 1,340,000   New York City, NY GOs, 6 1/4% due 4/15/2027 .............................................       A2/A         1,443,515

 2,925,000   New York City, NY GOs, 6% due 5/15/2030 .................................................       A2/A         3,173,362

 2,285,000   New York City, NY Industrial Development Agency Civic Facility Rev.
               (The Nightingale-Bamford School Project), 5.85% due 1/15/2020 .........................       A3/A         2,363,878

 4,000,000   New York City, NY Transitional Finance Authority (Future Tax Secured Bonds),
               5% due 5/1/2026 .......................................................................      Aa3/AA        3,882,960

 4,000,000   New York City, NY Trust for Cultural Resources Rev. (American Museum of
               Natural History), 5.65% due 4/1/2027 ..................................................      Aaa/AAA       4,169,240

 3,000,000   New York State Dormitory Authority Rev. (Fordham University),
               5 3/4% due 7/1/2015 ...................................................................      Aaa/AAA       3,160,230

 4,000,000   New York State Dormitory Authority Rev. (Rochester Institute of Technology),
               5 1/2% due 7/1/2018 ...................................................................      Aaa/AAA       4,163,720

 3,500,000   New York State Dormitory Authority Rev. (Mental Health Services Facilities
               Improvement), 5 3/4% due 8/15/2022 ....................................................       A3/AA        3,668,910

 3,000,000   New York State Dormitory Authority Rev. (Skidmore College),
               5 3/8% due 7/1/2023 ...................................................................      Aaa/AAA       3,032,070

 1,500,000   New York State Dormitory Authority Rev. (Vassar Brothers Hospital),
               5 3/8% due 7/1/2025 ...................................................................      Aaa/AAA       1,518,135

 1,000,000   New York State Dormitory Authority Rev. (Mount Sinai/NYU Health Obligated
               Group), 6 1/2% due 7/1/2025 ...........................................................     Baa1/BBB+      1,068,570

 2,000,000   New York State Dormitory Authority Rev. (Hospital for Special Surgery),
               5% due 2/1/2028 .......................................................................      Aaa/AAA       1,919,980

 2,000,000   New York State Dormitory Authority Rev. (Rockefeller University),
               5% due 7/1/2028 .......................................................................      Aaa/AAA       1,964,780

 4,000,000   New York State Energy Research & Development Authority Gas Facilities Rev.
               (KeySpan Energy), 5 1/2% due 1/1/2021 .................................................      Aaa/AAA       4,096,960

 3,000,000   New York State Environmental Facilities Corporation Pollution Control Rev.
               (State Water--Revolving Fund), 6.90% due 11/15/2015 ...................................      Aaa/AAA       3,345,900

 3,000,000   New York State Housing Finance Agency Rev. (Phillips Village Project),
               7 3/4% due 8/15/2017* .................................................................       A2/NR        3,213,630

 3,000,000   New York State Local Government Assistance Corp., 6% due 4/1/2024 .......................      A3/AA-        3,170,310

   990,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
               5 1/2% due 10/1/2028* .................................................................      Aa1/NR          996,890

 1,000,000   New York State Mortgage Agency Rev. (Homeowner Mortgage),
               5.65% due 4/1/2030* ...................................................................      Aa1/NR        1,016,460

 2,000,000   New York State Thruway Authority (Highway and Bridge Trust Fund),
               5% due 4/1/2018 .......................................................................      A3/AA-        1,979,680

   500,000   New York State Thruway Authority (Highway and Bridge Trust Fund),
               5% due 4/1/2021 .......................................................................      Aaa/AAA         490,825

 2,000,000   New York State Thruway Authority Service Contract Rev., 6 1/4% due 4/1/2014(o)...........      Baa1/NR       2,235,380


----------------
 + Ratings have not been audited by Deloitte & Touche LLP. ++
Escrowed-to-maturity security.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

NEW YORK SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$ 4,000,000  Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
               (Bristol-Myers Squibb Co. Project), 5 3/4% due 3/1/2024* ..............................      Aaa/AAA      $ 4,360,280

  2,250,000  Port Authority of New York and New Jersey Consolidated Rev.,
               6 1/8% due 6/1/2094 ...................................................................      A1/AA-         2,557,890

   500,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ................      Baa1/A           513,480

  2,500,000  Rensselaer County, NY Industrial Development Agency Civic Facility Rev.
               (Polytechnic Institute Dormitory Project), 5 1/8% due 8/1/2029 ........................       A1/A+         2,461,250

  2,250,000  St. Lawrence County, NY Industrial Development Agency Civic Facility Rev.
               (Clarkson University Project), 5 1/2% due 7/1/2029 ....................................      Baa1/NR        2,262,060

 1,800,000   Triborough Bridge & Tunnel Authority General Purpose Rev., 5 1/2% due 1/1/2030 ..........      Aa3/A+         1,854,018
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $77,073,629) -- 96.0% ...................................................................     81,153,069

VARIABLE RATE DEMAND NOTES (Cost $2,500,000) -- 3.0% ................................................................      2,500,000

OTHER ASSETS LESS LIABILITIES -- 1.0% ...............................................................................        844,951
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................    $84,498,020
                                                                                                                         ===========

OHIO SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,250,000   Beavercreek Local School District, OH GOs (School Improvement Bonds),
               5.70% due 12/1/2020 ...................................................................      Aaa/AAA     $ 2,355,345

 3,450,000   Big Walnut Local School District, OH School Building Construction &
               Improvement GOs, 7.20% due 6/1/2007(o).................................................      Aaa/AAA       3,541,839

 4,000,000   Butler County, OH Transportation Improvement District Highway
               Improvement Rev., 5 1/8% due 4/1/2017 .................................................      Aaa/AAA       4,065,160

 3,600,000   Cincinnati, OH GOs, 6% due 12/1/2035 ....................................................      Aa1/AA+       3,896,316

 4,000,000   Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027* .................................      Aaa/AAA       3,890,960

 2,395,000   Cleveland, OH Airport System Rev., 5 1/8% due 1/1/2027 ..................................      Aaa/AAA       2,352,800

 5,000,000   Cleveland, OH Public Power System Rev., 5% due 11/15/2024 ...............................      Aaa/AAA       4,897,900

 3,915,000   Cleveland, OH Waterworks Improvement First Mortgage Rev.,
               5 3/4% due 1/1/2021(o).................................................................      Aaa/AAA       4,316,522

    85,000   Cleveland, OH Waterworks Improvement First Mortgage Rev.,
               5 3/4% due 1/1/2021 ...................................................................      Aaa/AAA           89,253

 4,500,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
               Airport Project), 6% due 1/1/2020* ....................................................      Aaa/AAA        4,668,615

 1,000,000   Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
               Airport Project), 5% due 1/1/2028 .....................................................      Aaa/AAA          962,120

 7,000,000   Franklin County, OH GOs, 5 3/8% due 12/1/2020 ...........................................      Aaa/AAA        7,231,350

 1,250,000   Franklin County, OH Hospital Improvement Rev. (The Children's
               Hospital Project), 5.20% due 5/1/2029 .................................................      Aa3/NR         1,210,850

-------------
 + Ratings have not been audited by Deloitte & Touche LLP.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

OHIO SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,800,000   Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
               5 3/4% due 5/15/2020 ..................................................................       A1/NR       $ 2,758,308

 2,500,000   Hamilton County, OH Sewer System Rev., 5 1/2% due 12/1/2017 .............................      Aaa/AAA        2,570,150

 5,000,000   Hamilton County, OH Electric System Mortgage Rev., 6% due 10/15/2023 ....................      Aaa/AAA        5,209,400

 3,425,000   Mahoning County, OH Hospital Rev. (Forum Health Obligated Group),
               5% due 11/15/2025 .....................................................................      Aaa/AAA        3,316,428

 2,000,000   Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
               Company Project), 5.45% due 1/1/2024 ..................................................      Aaa/AAA        2,019,800

 6,500,000   Ohio Air Quality Development Authority Rev. (JMG Project),
               6 3/8% due 1/1/2029* ..................................................................      Aaa/AAA        6,876,025

 4,415,000   Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
               Securities Program), 6.10% due 9/1/2028* ..............................................      Aaa/NR         4,589,304

 2,500,000   Ohio Housing Finance Agency Residential Mortgage Rev.,
               5.40% due 9/1/2029* ...................................................................      Aaa/NR         2,515,275

 2,500,000   Ohio State Environmental Facilities Rev. (Ford Motor Company Project),
               6.15% due 6/1/2030* ...................................................................       A2/A          2,649,875

 4,000,000   Ohio State Higher Educational Facilities Commission Rev. (University of
               Dayton Project), 5.40% due 12/1/2022 ..................................................      Aaa/AAA        4,087,800

 1,000,000  Ohio State Public Facilities Commission Rev. (Higher Education Capital Facilities),
               6.30% due 5/1/2006(o)..................................................................      Aaa/AAA        1,022,580

 1,000,000   Ohio State Sewage Facilities Rev. (Anheuser-Busch Project),
               6% due 8/1/2038* ......................................................................       A1/A+         1,045,220

 3,000,000   Ohio State University (A State University of Ohio), 5.80% due 12/1/2029 .................      Aa2/AA         3,200,880

 1,870,000   Ohio State Water Development Authority Rev. (Safe Water), 9 3/8% due 12/1/2010++ ........      Aaa/AAA        2,302,550

 7,500,000   Ohio State Water Development Authority Rev. (Fresh Water), 5 1/8% due 12/1/2023 .........      Aaa/AAA        7,485,525

 5,000,000   Ohio State Water Development Authority Rev. (Community Assistance),
               5 3/8% due 12/1/2024 ..................................................................      Aaa/AAA        5,105,550

 5,000,000   Ohio State Water Development Authority Rev. (Dayton Power & Light Co.
               Project), 6.40% due 8/15/2027 .........................................................      A2/BBB+        5,150,900

 2,500,000   Ohio State Water Development Authority Solid Waste Disposal Rev.
               6.30% due 9/1/2020* ...................................................................       A1/A+         2,605,425

 3,000,000   Ohio Turnpike Commission Rev., 5 1/2% due 2/15/2026 .....................................      Aaa/AAA        3,211,980

 2,955,000   Pickerington Local School District, OH School Building Construction GOs,
               8% due 12/1/2005++ ....................................................................      Aaa/AAA        3,304,547

 4,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 ................      Baa1/A         4,187,360

 2,500,000   Puerto Rico Infrastructure Financing Authority Rev., 5 1/2% due 10/1/2040 ...............      Aaa/AAA        2,623,900

 1,000,000   Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2022(o).............................       A/AAA         1,054,800

 2,500,000   Twinsburg City School District, OH School Improvement GOs,
               5.90% due 12/1/2021 ...................................................................      Aaa/AAA        2,670,775

---------------
 + Ratings have not been audited by Deloitte & Touche LLP. ++
Escrowed-to-maturity security.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

OHIO SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,300,000   University of Toledo (A State University of Ohio), 5 1/8% due 6/1/2030 ..................      NR/AAA       $ 2,260,509

 2,000,000   Worthington City School District, OH School Building Construction &
               Improvement GOs, 8 3/4% due 12/1/2002 .................................................      Aaa/AAA        2,037,940
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $123,420,665) -- 98.4% ..................................................................    129,341,836

VARIABLE RATE DEMAND NOTES (Cost $300,000) -- 0.2% ..................................................................        300,000

OTHER ASSETS LESS LIABILITIES -- 1.4% ...............................................................................      1,872,309
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................   $131,514,145
                                                                                                                         ===========

OREGON SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$2,000,000   Benton County, OR Hospital Facilities Authority Rev. (Samaritan Health
               Services Project), 5 1/8% due 10/1/2028 ...............................................       NR/A        $ 1,771,340

 2,000,000   Chemeketa, OR Community College District GOs, 5.95% due 6/1/2016(o)......................      Aaa/AAA        2,207,880

 1,500,000   Clackamas County, OR Hospital Facility Authority Rev. (Legacy Health
               System), 5 1/4% due 2/15/2018 .........................................................       NR/AA         1,502,280

 2,000,000   Clackamas County, OR Recreational Facilities Rev. (North Clackamas
               Parks & Recreation District), 5.70% due 4/1/2013(o)....................................       NR/A-         2,203,040

 1,000,000   Clackamas County, OR School District GOs, 5% due 6/15/2025 ..............................      NR/AAA           982,020

 1,285,000   Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 ..............................      Aa1/AA-        1,293,995

 1,250,000   Multnomah County, OR Education Facility Rev. (University of Portland),
               5% due 4/1/2018 .......................................................................      Aaa/AAA        1,250,813

 1,750,000   Multnomah County, OR School District GOs, 5 1/2% due 6/1/2015 ...........................       A1/A+         1,813,473

 2,000,000   Northern Wasco County, OR People's Utility District Rev.
               (McNary Dam Fishway Project), 5.20% due 12/1/2024 .....................................      Aa1/AA-        2,007,420

   750,000   Ontario, OR Hospital Facility Authority Health Facilities Rev. Catholic
                Corporation (Dominican Sisters of Ontario Inc., d.b.a. Holy Rosary
               Medical Health Center Project), 6.10% due 11/15/2017 ..................................      Aa3/AA-          777,038

 2,250,000   Oregon Department of Administrative Services Certificates of Participation,
               5% due 5/1/2024 .......................................................................      Aaa/AAA        2,193,345

 2,500,000   Oregon Department of Administrative Services Certificates of Participation,
               6% due 5/1/2026 .......................................................................      Aaa/AAA        2,731,075

 2,000,000   Oregon Department of Administrative Services Certificates of Participation,
               5% due 5/1/2026 .......................................................................      Aaa/AAA        1,952,420

 1,000,000   Oregon Department of Transportation Regional Light Rail Extension Rev.,
               6.20% due 6/1/2008 ....................................................................      Aaa/AAA        1,078,780

 2,000,000   Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
               (Linfield College Project), 5 1/4% due 10/1/2023 ......................................      Baa1/NR        1,825,280

 2,500,000   Oregon Health, Housing, Educational & Cultural Facilities Authority Rev.
               (Reed College Project), 5 3/8% due 7/1/2025 ...........................................      NR/AA-         2,519,925

---------------
 +  Ratings have not been audited by Deloitte & Touche LLP.
 o  Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

OREGON SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$1,250,000   Oregon Health Sciences University Rev., 5 1/4% due 7/1/2028 .............................      Aaa/AAA     $ 1,250,638

 2,000,000   Oregon Housing & Community Services Department Housing & Finance Rev.
               (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012 .........................      Aa2/A+        2,044,360

 2,500,000   Oregon Housing & Community Services Department Mortgage Rev.
               (Single Family Mortgage Program), 6 1/4% due 7/1/2029* ................................      Aa2/NR        2,639,275

 2,000,000   Oregon Housing & Community Services Department Rev. (Multi-Family
               Housing), 6.05% due 7/1/2042* .........................................................      Aa2/NR        2,045,260

 2,500,000   Oregon State Bond Bank Rev. (Oregon Economic & Community
               Development Department), 5 1/2% due 1/1/2026 ..........................................      Aaa/AAA       2,593,400

   500,000   Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 ..................................      Aa2/AA          626,600

 1,155,000   Oregon State GOs (Veterans' Welfare), 5 7/8% due 10/1/2018 ..............................      Aa2/AA        1,223,884

   250,000   Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 .......................      Aa2/AA          255,667

 1,000,000   Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* ......................      Aa2/AA        1,047,130

   950,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*(o)..................      Aaa/AAA       1,154,288

    50,000   Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021*(o)..................      Aaa/AAA          50,974

   500,000   Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025* ...................      Aaa/AAA         514,730

 1,500,000   Port of Portland, OR International Airport Rev., 5 5/8% due 7/1/2026* ...................      Aaa/AAA       1,534,245

 1,250,000   Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
               6 5/8% due 5/1/2011 ...................................................................      Aaa/AAA       1,278,350

 2,000,000   Portland, OR Sewer System Rev., 5% due 6/1/2015 .........................................      Aaa/AAA       2,025,280

 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 ................      Baa1/A        1,026,960

   465,000   Puerto Rico Housing Finance Corp. Rev. (Single Family Mortgage),
               6.85% due 10/15/2023 ..................................................................      Aaa/AAA         478,452

 1,000,000   Puerto Rico Ports Authority Rev., 7% due 7/1/2014* ......................................      Aaa/AAA       1,027,790

 2,000,000   Salem, OR Hospital Facility Authority Rev. (Salem Hospital),
               5% due 8/15/2018 ......................................................................      NR/AA-        1,944,020

   980,000   Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
               7 3/8% due 1/1/2007 ...................................................................      Baa1/NR         988,731

   500,000   Virgin Islands Public Finance Authority Rev., 5 1/2% due 10/1/2022 ......................      NR/BBB-         487,090

 2,500,000   Washington and Multnomah Counties, OR (Beaverton School District),
               5% due 8/1/2017 .......................................................................      Aa2/AA-       2,512,025

 1,500,000   Washington County, OR Unified Sewerage Agency Rev., 5 3/4% due 10/1/2011 ................      Aaa/AAA       1,678,230
                                                                                                                        -----------
TOTAL MUNICIPAL BONDS (Cost $56,168,404)-- 100.2% ...................................................................    58,537,503

VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 1.4% ...................................................................       800,000

OTHER ASSETS LESS LIABILITIES-- (1.6)% ..............................................................................      (913,366)
                                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................................   $58,424,137
                                                                                                                         ===========

----------------
 + Ratings have not been audited by Deloitte & Touche LLP.
 o Pre-refunded security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

SOUTH CAROLINA SERIES

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$  745,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
               7.15% due 2/1/2004 ....................................................................       A1/A        $   754,625

   770,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
               7.15% due 8/1/2004 ....................................................................       A1/A            779,948

   800,000   Charleston County, SC Public Facilities Corp. Certificates of Participation,
               7.20% due 2/1/2005 ....................................................................       A1/A            810,328

 2,000,000   Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 ..........................      A1/AA-         2,070,640

 5,000,000   Coastal Carolina University, SC Improvement Rev.,
               5.30% due 6/1/2026 ....................................................................      Aaa/NR         5,040,300

 6,000,000   Darlington County, SC Industrial Development Rev. (Nucor Corporation Project),
               5 3/4% due 8/1/2023* ..................................................................      A1/AA-         6,077,400

 3,500,000   Darlington County, SC Industrial Development Rev. (Sonoco Products
               Company Project), 6% due 4/1/2026* ....................................................       A2/A          3,559,920

 3,000,000   Fairfield County, SC Pollution Control Rev. (South Carolina Electric & Gas
               Company), 6 1/2% due 9/1/2014 .........................................................       A1/A          3,194,250

 1,000,000   Georgetown County, SC Environmental Improvement Rev.,
               (International Paper Company), 5.95% due 3/15/2014 ....................................     Baa1/BBB+       1,030,050

 3,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 5 1/2% due 5/1/2016 ............      Aa3/AA         3,033,690

 2,000,000   Greenville Hospital System, SC Hospital Facilities Rev., 5 1/4% due 5/1/2023 ............      Aa3/AA         1,941,400

 3,000,000   Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
               5 7/8% due 10/1/2017 ..................................................................      Aaa/AAA        3,112,020

 3,000,000   Lexington County, SC Hospital Rev. (Health Services District, Inc.),
               5 1/8% due 11/1/2026 ..................................................................      Aaa/AAA        2,926,770

 3,000,000   Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 .................................      Aaa/AAA        3,129,690

 1,500,000   North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012 ...........................      Aaa/AAA        1,758,405

 1,250,000   Piedmont Municipal Power Agency, SC Electric Rev., 6 1/4% due 1/1/2021 ..................      Aaa/AAA        1,439,413

 1,000,000   Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036 ................      Baa1/A         1,046,840

 2,000,000   Puerto Rico Highway & Transportation Authority Rev., 5% due 7/1/2038 ....................      Baa1/A         1,931,100

 2,500,000   Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control
               Facilities Financing Authority Higher Education Rev. (InterAmerican
               University of Puerto Rico Project), 5% due 10/1/2022 ..................................      Aaa/AAA        2,496,725

 2,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
               Corp. Project), 7.45% due 4/1/2021* ...................................................     Baa1/BBB+       2,056,600

 1,000,000   Richland County, SC Solid Waste Disposal Facilities Rev. (Union Camp
               Corp. Project), 7 1/8% due 9/1/2021* ..................................................     Baa1/BBB+       1,028,650

 5,000,000   Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ...........................      Aaa/AAA        4,898,300

 3,000,000   South Carolina Jobs-- Economic Development Authority Hospital Rev ............
               (Anderson Area Medical Center, Inc.), 5 1/4% due 2/1/2018 .............................      NR/AA-         3,011,220

 2,000,000   South Carolina Jobs-- Economic Development Authority Hospital Rev ............
               (Georgetown Memorial Hospital), 5% due 11/1/2029 ......................................      Aaa/NR         1,920,600


----------------
 + Ratings have not been audited by Deloitte & Touche LLP. * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

PORTFOLIOS OF INVESTMENTS
MARCH 31, 2001

SOUTH CAROLINA SERIES (CONTINUED)

   FACE                                                                                                     RATINGS+       MARKET
  AMOUNT                                         MUNICIPAL BONDS                                          MOODY'S/S&P      VALUE
----------   -----------------------------------------------------------------------------------------    -----------    -----------
$5,000,000   South Carolina Public Service Authority Rev., 5 7/8% due 1/1/2023 .......................      Aaa/AAA      $ 5,265,250

 1,915,000   South Carolina State Housing Finance & Development Authority Rental
               Housing Rev. (North Bluff Project), 5.60% due 7/1/2016 ................................       NR/AA         1,919,117

 1,000,000   South Carolina State Housing Finance & Development Authority Rev ....
               (Multi-Family Development), 6 7/8% due 11/15/2023 .....................................      Aaa/NR         1,033,200

 4,640,000   South Carolina State Housing Finance & Development Authority Mortgage
               Rev., 5.40% due 7/1/2029* .............................................................      Aaa/NR         4,602,370

 5,000,000   South Carolina State Ports Authority Rev., 5.30% due 7/1/2026* ..........................      Aaa/AAA        4,972,000

 5,000,000   South Carolina Transportation Infrastructure Bank Rev.,
               5 3/8% due 10/1/2024 ..................................................................      Aaa/AAA        5,110,100

 2,500,000   Spartanburg, SC Water System Rev., 5% due 6/1/2027 ......................................      Aaa/AAA        2,419,725

 3,000,000   University of South Carolina Rev., 5 3/4% due 6/1/2026 ..................................      Aaa/AAA        3,119,550
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $84,176,378) -- 96.4% ...................................................................     87,490,196

VARIABLE RATE DEMAND NOTES (Cost $1,900,000) -- 2.1% ................................................................      1,900,000

OTHER ASSETS LESS LIABILITIES -- 1.5% ...............................................................................      1,379,014
                                                                                                                         -----------
NET ASSETS -- 100.0% ................................................................................................    $90,769,210
                                                                                                                         ===========

----------------
 + Ratings have not been audited by Deloitte & Touche LLP. * Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2001

                                                         NATIONAL        COLORADO        GEORGIA       LOUISIANA       MARYLAND
                                                          SERIES          SERIES          SERIES         SERIES         SERIES
                                                      --------------- --------------  -------------- -------------- --------------
ASSETS:
Investments, at value (see portfolios of investments):
  Long-term holdings ...............................    $ 96,721,305   $ 37,014,041    $ 39,318,494   $ 48,713,143   $ 48,488,690
  Short-term holdings ..............................              --             --         600,000        700,000             --
                                                        ------------   ------------    ------------   ------------   ------------
                                                          96,721,305     37,014,041      39,918,494     49,413,143     48,488,690
Cash                                                              --             --          88,093         65,926         74,195
Receivable for securities sold .....................       2,644,089        944,633              --         75,000         10,000
Interest receivable ................................       1,409,442        706,476         662,257        832,154        896,972
Receivable for Capital Stock sold ..................         373,349             --             290         20,018         66,547
Expenses prepaid to shareholder
  service agent ....................................           9,942          4,206           3,824          4,589          4,971
Receivable from the Manager ........................              --             --              --             --             --
Other ..............................................           2,659          3,546           2,078          4,073          6,693
                                                        ------------   ------------    ------------   ------------   ------------
TOTAL ASSETS .......................................     101,160,786     38,672,902      40,675,036     50,414,903     49,548,068
                                                        ------------   ------------    ------------   ------------   ------------

LIABILITIES:
Payable for securities purchased ...................       1,986,343             --              --             --             --
Bank overdraft .....................................       1,772,430        250,222              --             --             --
Payable for Capital Stock repurchased ..............         185,392            --           10,303         33,397         45,129
Dividends payable ..................................         152,457         56,299          64,625         83,531         87,095
Accrued expenses and other .........................         138,927         66,414          72,220         86,159         94,766
                                                        ------------   ------------    ------------   ------------   ------------
TOTAL LIABILITIES ..................................       4,235,549        372,935         147,148        203,087        226,990
                                                        ------------   ------------    ------------   ------------   ------------
NET ASSETS .........................................     $96,925,237    $38,299,967     $40,527,888    $50,211,816    $49,321,078
                                                        ============   ============    ============   ============   ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ..........................................     $    11,382    $     5,103     $     4,827    $      6,029   $     5,832
  Class C ..........................................             335             11              30             50             32
  Class D ..........................................             491             82             257            124            260
Additional paid-in capital .........................      95,907,344     37,313,419      38,790,888     48,193,315     46,762,836
Undistributed/(dividends in excess of)
  net investment income ............................          (1,177)        (9,910)           (575)          (990)        (1,347)
Undistributed/accumulated net realized
  gain (loss) ......................................        (971,609)        37,878          66,851            147         89,385
Net unrealized appreciation of investments .........       1,978,471        953,384       1,665,610      2,013,141      2,464,080
                                                        ------------   ------------    ------------   ------------   ------------
NET ASSETS .........................................     $96,925,237    $38,299,967     $40,527,888    $50,211,816    $49,321,078
                                                        ============   ============    ============   ============   ============
NET ASSETS:
  Class A ..........................................     $90,367,380    $37,616,371     $38,252,733    $48,805,212    $46,966,300
  Class C ..........................................     $ 2,657,920    $    80,781     $   234,341    $   406,784    $   258,899
  Class D ..........................................     $ 3,899,937    $   602,815     $ 2,040,814    $   999,820    $ 2,095,879

SHARES OF CAPITAL STOCK OUTSTANDING
  ($.001 par value):
  Class A ..........................................      11,381,647      5,102,841       4,826,774      6,029,165      5,832,316
  Class C ..........................................         334,803         10,968          29,504         50,252         32,099
  Class D ..........................................         491,249         81,826         256,932        123,553        259,860

NET ASSET VALUE PER SHARES:
  CLASS A ..........................................           $7.94          $7.37           $7.93          $8.09          $8.05
  CLASS C ..........................................           $7.94          $7.37           $7.94          $8.09          $8.07
  CLASS D ..........................................           $7.94          $7.37           $7.94          $8.09          $8.07

---------------
See Notes to Financial Statements.



MASSACHUSETTS      MICHIGAN        MINNESOTA        MISSOURI       NEW YORK         OHIO          OREGON      SOUTH CAROLINA
   SERIES           SERIES           SERIES          SERIES         SERIES         SERIES         SERIES          SERIES
------------    -------------    ------------    ------------   ------------   -------------    ------------  --------------

$ 86,399,428    $ 120,730,627    $ 95,166,677    $ 39,204,683   $ 81,153,069    $129,341,836    $ 58,537,503    $ 87,490,196
     700,000          400,000       5,000,000         100,000      2,500,000         300,000         800,000       1,900,000
------------    -------------    ------------    ------------   ------------   -------------    ------------    ------------
  87,099,428      121,130,627     100,166,677      39,304,683     83,653,069     129,641,836      59,337,503      89,390,196
      42,329          200,899         154,756         120,858         126,925         65,247         122,070          51,580
          --               --              --              --             --              --          40,000              --
   1,170,525        2,279,270       1,467,769         681,354      1,318,235       2,147,658       1,058,502       1,496,139
       3,666              302           1,972              --        134,150          86,609          47,900         117,038

       9,177           12,236          11,089           3,823          7,265          13,001           5,736           9,560
          --           18,324              --              --         10,988          15,194              --              --
       4,594            3,297           8,402           2,774          5,412           5,697           4,933           3,152
------------    -------------    ------------    ------------   ------------   -------------    ------------    ------------
  88,329,719      123,644,955     101,810,665      40,113,492     85,256,044     131,975,242      60,616,644      91,067,665
------------    -------------    ------------    ------------   ------------   -------------    ------------    ------------



          --               --              --              --        495,856              --       1,944,380              --
          --               --              --              --             --              --              --              --
      87,357           23,000          21,742         239,024         13,500          38,031          39,348           9,038
     140,688          222,544         153,193          64,666        127,032         231,300         110,220         147,135
     136,785          176,584         155,295          76,566        121,636         191,766          98,559         142,282
------------    -------------    ------------    ------------   ------------   -------------    ------------    ------------
     364,830          422,128         330,230         380,256        758,024         461,097       2,192,507         298,455
------------    -------------    ------------    ------------   ------------   -------------    ------------    ------------
 $87,964,889     $123,222,827    $101,480,435     $39,733,236    $84,498,020    $131,514,145     $58,424,137     $90,769,210
============    =============    ============    ============   ============   =============    ============    ============




 $    10,808     $     14,369    $     12,971    $      5,070   $      9,824   $      16,203    $      7,155    $     10,637
          54               75              26               7            178              74              79             156
         202              208             229              49            386             182             301             509
  83,511,666      117,450,958      97,745,671      37,763,527     80,683,563     125,524,129      56,016,054      87,396,630

      (2,218)           5,476            (896)           (601)         4,526           3,378             565          (1,749)


    (278,521)         522,880        (655,398)         71,007       (279,897)         49,008          30,884          49,209
   4,722,898        5,228,861       4,377,832       1,894,177      4,079,440       5,921,171       2,369,099       3,313,818
------------    -------------    ------------    ------------   ------------   -------------    ------------    ------------
 $87,964,889     $123,222,827    $101,480,435     $39,733,236    $84,498,020    $131,514,145     $58,424,137     $90,769,210
============    =============    ============    ============   ============   =============    ============    ============



 $85,930,544     $120,844,118    $ 99,526,580     $39,301,878    $79,903,406    $129,457,724     $55,481,146     $85,434,859
 $   429,395     $    632,038    $   197,903      $   54,652     $ 1,451,506    $    594,399     $   610,578     $ 1,250,383
 $ 1,604,950     $  1,746,671    $  1,755,952     $   376,706    $ 3,143,108    $   1,462,022    $  2,332,413     $ 4,083,968



  10,808,231       14,368,565      12,970,777       5,069,988      9,823,794      16,202,990       7,154,695      10,636,999
      54,031           75,208          25,795           7,054        178,353          74,010          78,762         155,822
     201,947          207,866         228,882          48,595        386,186         181,993         300,880         508,997



       $7.95            $8.41           $7.67           $7.75          $8.13           $7.99           $7.75           $8.03
       $7.95            $8.40           $7.67           $7.75          $8.14           $8.03           $7.75           $8.02
       $7.95            $8.40           $7.67           $7.75          $8.14           $8.03           $7.75           $8.02

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001

                                               NATIONAL      COLORADO      GEORGIA      LOUISIANA      MARYLAND
                                                SERIES        SERIES        SERIES        SERIES        SERIES
                                             -----------    -----------   -----------   -----------   -----------
INVESTMENT INCOME:
Interest .................................   $ 2,728,600   $ 1,082,512   $ 1,116,512   $ 1,411,866   $ 1,433,942
                                             -----------   -----------   -----------   -----------   -----------

EXPENSES:
Management fees ..........................       238,235        95,376       100,008       123,469       123,985
Distribution and service fees ............        73,527        22,137        30,368        31,503        35,708
Shareholder account services .............        66,751        28,216        29,326        32,522        36,126
Registration .............................        25,094         7,150         7,550         6,900         6,808
Auditing and legal fees ..................        19,645        13,283        12,059        14,448        14,454
Custody and related services .............        11,569         6,750         7,550         8,400         8,828
Shareholder reports and communications ...        10,402         6,910         6,200         6,715         7,250
Directors' fees and expenses .............         1,977         1,937         1,995         1,960         1,955
Miscellaneous ............................         3,076         1,650         1,700           989         1,071
                                             -----------   -----------   -----------   -----------   -----------
TOTAL EXPENSES BEFORE REIMBURSEMENT ......       450,276       183,409       196,756       226,906       236,185
Reimbursement of expenses ................            --            --            --            --            --
                                             -----------   -----------   -----------   -----------   -----------
TOTAL EXPENSES AFTER REIMBURSEMENT .......       450,276       183,409       196,756       226,906       236,185
                                             -----------   -----------   -----------   -----------   -----------
NET INVESTMENT INCOME ....................     2,278,324       899,103       919,756     1,184,960     1,197,757
                                             -----------   -----------   -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ..       179,922        51,217        70,080         5,778       171,063
Net change in unrealized
  appreciation/depreciation of investments     3,357,144     1,806,339     1,632,375     1,929,338     1,469,578
                                             -----------   -----------   -----------   -----------   -----------
NET GAIN ON INVESTMENTS ..................     3,537,066     1,857,556     1,702,455     1,935,116     1,640,641
                                             -----------   -----------   -----------   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...   $ 5,815,390   $ 2,756,659   $ 2,622,211   $ 3,120,076   $ 2,838,398
                                             ===========   ===========   ===========   ===========   ===========



---------
See Notes to Financial Statements.

 MASSACHUSETTS   MICHIGAN      MINNESOTA      MISSOURI       NEW YORK         OHIO          OREGON   SOUTH CAROLINA
    SERIES        SERIES         SERIES        SERIES         SERIES         SERIES         SERIES       SERIES
 -------------  ----------    -----------    -----------   -----------    -----------    -----------   -----------

 $ 2,353,754   $ 3,443,891    $ 2,743,238    $ 1,081,661   $ 2,110,610    $ 3,677,125    $ 1,601,427   $ 2,450,936
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------


     214,975       303,352        249,537         98,863       193,561        328,061        142,271       220,220
      51,694        69,950         57,754         21,675        54,076         73,905         41,637        67,871
      61,711        85,200         76,918         29,524        49,786         88,477         40,037        67,838
       9,727         9,491          5,950          7,000         5,900          8,078          7,050         8,900
      18,638        21,621         21,711         11,225        16,586         23,477         16,657        18,180
      14,800        14,500         19,597          7,100         7,871         14,748          8,943        16,750
      11,552        12,897         11,558          7,531         7,965         16,072          9,824         9,628
       2,095         2,440          2,232          1,942         1,987          2,481          2,093         2,441
       7,604         3,451          3,100          1,650         1,380          3,649          2,900         2,751
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------
     392,796       522,902        448,357        186,510       339,112        558,948        271,412       414,579
          --       (88,915)            --             --       (53,116)       (89,265)            --            --
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------
     392,796       433,987        448,357        186,510       285,996        469,683        271,412       414,579
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------
   1,960,958     3,009,904      2,294,881        895,151     1,824,614      3,207,442      1,330,015     2,036,357
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------



       2,226       708,898       (440,122)        72,208      (266,368)       142,311        142,063        78,416

   5,232,014     4,141,460      4,852,837      2,128,366     4,267,135      5,676,757      2,233,880     4,083,501
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------
   5,234,240     4,850,358      4,412,715      2,200,574     4,000,767      5,819,068      2,375,943     4,161,917
 -----------   -----------    -----------    -----------   -----------    -----------    -----------   -----------
 $ 7,195,198   $ 7,860,262    $ 6,707,596    $ 3,095,725   $ 5,825,381    $ 9,026,510    $ 3,705,958   $ 6,198,274
 ===========   ===========    ===========    ===========   ===========    ===========    ===========   ===========

STATEMENTS OF CHANGES IN NET ASSETS

                                                    NATIONAL SERIES              COLORADO SERIES              GEORGIA SERIES
                                                 ENDED          ENDED          ENDED        ENDED          ENDED        ENDED
                                               3/31/01        9/30/00        3/31/01       9/30/00        3/31/01      9/30/00
                                             --------------------------    -------------------------   ----------------------------
OPERATIONS:
Net investment income ......................  $ 2,278,324   $ 4,851,442       $ 899,103  $ 2,035,947      $  919,756  $ 2,027,054
Net realized gain (loss) on investments ....      179,922       213,593          51,217      (13,339)         70,080      343,546
Net change in unrealized appreciation/
   depreciation of investments .............    3,357,144      (599,681)      1,806,339     (193,468)      1,632,375     (124,939)
                                             ------------  ------------    ------------ ------------    ------------ ------------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS ..................    5,815,390     4,465,354       2,756,659    1,829,140       2,622,211    2,245,661
                                             ------------  ------------    ------------ ------------    ------------ ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .................................   (2,164,562)   (4,614,110)       (895,436)  (2,000,964)       (877,015)  (1,931,061)
   Class C .................................      (35,320)      (19,389)         (1,433)      (2,342)         (4,733)      (7,726)
   Class D .................................      (79,619)     (217,943)        (12,144)     (32,641)        (38,583)     (88,267)
Net realized gain on investments:
   Class A .................................           --            --              --     (315,697)       (208,671)    (950,161)
   Class C .................................           --            --              --         (418)         (1,690)      (3,925)
   Class D .................................           --            --              --       (5,828)        (11,681)     (50,033)
                                             ------------  ------------    ------------ ------------    ------------ ------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ...........................   (2,279,501)   (4,851,442)       (909,013)  (2,357,890)     (1,142,373)  (3,031,173)
                                             ------------  ------------    ------------ ------------    ------------ ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..........    6,123,826     7,428,871         703,598    1,873,190       1,109,811    2,752,924
Investment of dividends ....................    1,234,958     2,572,024         501,556    1,026,118         570,713    1,074,285
Exchanged from associated Funds ............   15,125,177    25,023,673         615,059    3,660,418         230,720      162,883
Shares issued in payment of
   gain distributions ......................           --            --              --      220,500         172,469      771,491
                                             ------------  ------------    ------------ ------------    ------------ ------------
Total ......................................    22,483,961    35,024,568       1,820,213    6,780,226    2,083,713      4,761,583
                                             ------------  ------------    ------------ ------------    ------------ ------------
Cost of shares repurchased .................   (5,875,692)  (12,242,422)     (2,770,468)  (8,675,605)     (2,145,204)  (8,380,502)
Exchanged into associated Funds ............  (15,696,729)  (28,408,686)       (537,382)  (5,262,351)       (687,961)    (983,972)
                                             ------------  ------------    ------------ ------------    ------------ ------------
Total ......................................  (21,572,421)  (40,651,108)     (3,307,850) (13,937,956)     (2,833,165)  (9,364,474)
                                             ------------ -------------    ------------  ------------   ------------ ------------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS .........      911,540    (5,626,540)     (1,487,637)  (7,157,730)       (749,452)  (4,602,891)
                                             ------------  ------------    ------------ ------------    ------------ ------------
INCREASE (DECREASE) IN NET ASSETS ..........    4,447,429    (6,012,628)        360,009   (7,686,480)        730,386   (5,388,403)

NET ASSETS:
Beginning of period ........................   92,477,808    98,490,436      37,939,958   45,626,438      39,797,502   45,185,905
                                             ------------  ------------    ------------ ------------    ------------ ------------
END OF PERIOD* .............................  $96,925,237   $92,477,808     $38,299,967  $37,939,958     $40,527,888  $39,797,502
                                             ============  ============    ============ ============    ============ ============

--------------

* Net of undistributed/(dividends in excess
   of) net investment income as follows:         $(1,177)           --         $(9,910)          --           $(575)          --

See Notes to Financial Statements.


       LOUISIANA SERIES               MARYLAND SERIES              MASSACHUSETTS SERIES               MICHIGAN SERIES
  --------------------------     -------------------------   -----------------------------    ----------------------------
  SIX MONTHS        YEAR          SIX MONTHS       YEAR          SIX MONTHS      YEAR           SIX MONTHS         YEAR
     ENDED         ENDED            ENDED         ENDED            ENDED         ENDED            ENDED            ENDED
    3/31/01        9/30/00         3/31/01       9/30/00          3/31/01       9/30/00          3/31/01          9/30/00
  --------------------------     -------------------------   -----------------------------    ----------------------------

  $  1,184,960   $ 2,505,087    $  1,197,757   $ 2,488,424      $  1,960,958   $ 4,396,935      $ 3,009,904    $ 6,260,981
         5,778       121,919         171,063       (81,678)            2,226      (122,777)         708,898        250,346

     1,929,338        69,334       1,469,578        11,226         5,232,014       929,543        4,141,460      1,051,692
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------

     3,120,076     2,696,340       2,838,398     2,417,972         7,195,198     5,203,701        7,860,262      7,563,019
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------


    (1,157,406)   (2,451,535)     (1,151,081)   (2,384,753)       (1,927,441)   (4,306,283)      (2,961,899)    (6,173,631)
       (10,772)      (20,470)         (3,839)       (4,329)           (7,159)       (9,149)          (8,609)       (12,086)
       (17,772)      (33,082)        (44,184)      (99,342)          (28,576)      (81,503)         (33,920)       (75,264)

      (114,840)     (300,679)             --       (25,050)               --      (694,419)        (403,620)      (491,905)
        (1,426)       (1,820)             --           (38)               --        (1,378)          (1,234)          (510)
        (1,760)       (5,363)             --        (1,412)               --       (21,232)          (5,679)        (7,679)
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------

    (1,303,976)   (2,812,949)     (1,199,104)   (2,514,924)       (1,963,176)   (5,113,964)      (3,414,961)    (6,761,075)
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------

     1,003,527     2,334,407       1,102,507     3,131,271         2,229,062     1,506,587        3,176,337      4,505,382
       586,865     1,060,252         725,479     1,388,312         1,180,941     2,620,626        1,751,033      3,505,371
       123,840        87,683         403,754       557,580            55,468    14,610,939          691,711      1,002,523

        79,463       206,340              --        19,784                --       539,579          297,838        373,853
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------
    1,793,695      3,688,682       2,231,740     5,096,947         3,465,471    19,277,731        5,916,919      9,387,129
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------
    (1,759,721)   (7,115,679)     (4,791,592)   (6,531,807)       (3,727,379)  (15,058,804)      (4,967,228)   (15,436,089)
       (38,702)     (506,764)       (140,784)     (458,314)         (210,729)  (17,193,724)      (1,374,645)    (3,298,834)
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------
    (1,798,423)   (7,622,443)     (4,932,376)   (6,990,121)       (3,938,108)  (32,252,528)      (6,341,873)   (18,734,923)
  ------------  ------------    ------------  ------------     ------------  -------------    -------------  -------------

        (4,728)   (3,933,761)     (2,700,636)   (1,893,174)         (472,637)  (12,974,797)        (424,954)    (9,347,794)
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------
     1,811,372    (4,050,370)     (1,061,342)   (1,990,126)        4,759,385   (12,885,060)       4,020,347     (8,545,850)


    48,400,444    52,450,814      50,382,420    52,372,546        83,205,504    96,090,564      119,202,480    127,748,330
  ------------  ------------    ------------  ------------      ------------ -------------    -------------  -------------
   $50,211,816   $48,400,444     $49,321,078   $50,382,420       $87,964,889   $83,205,504     $123,222,827   $119,202,480
  ============  ============    ============  ============      ============ =============    =============  =============

         $(990)           --         $(1,347)           --           $(2,218)           --           $5,476             --

STATEMENTS OF CHANGES IN NET ASSETS

                                                 MINNESOTA SERIES          MISSOURI SERIES              NEW YORK SERIES
                                          ---------------------------- ------------------------   ----------------------------
                                            SIX MONTHS        YEAR      SIX MONTHS      YEAR        SIX MONTHS       YEAR
                                               ENDED         ENDED         ENDED       ENDED          ENDED          ENDED
                                              3/31/01       9/30/00       3/31/01     9/30/00        3/31/01        9/30/00
                                          -------------  ------------- ------------ -----------    ------------- -------------
OPERATIONS:
Net investment income .................    $ 2,294,881   $ 5,072,347   $   895,151  $ 1,958,681    $1,824,614     $3,798,654
Net realized gain (loss) on investments       (440,122)     (215,276)       72,208      177,059      (266,368)       639,600
Net change in unrealized appreciation/
   depreciation of investments ........      4,852,837       254,864     2,128,366      182,349     4,267,135         42,308
                                          ------------   -----------   -----------  -----------   -----------    -----------
INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS .............      6,707,596     5,111,935     3,095,725    2,318,089     5,825,381      4,480,562
                                          ------------   -----------   -----------  -----------   -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ............................     (2,263,072)   (5,003,652)     (889,022)  (1,940,146)   (1,752,896)    (3,679,542)
   Class C ............................         (1,083)       (1,046)         (565)        (791)      (13,549)       (10,959)
   Class D ............................        (31,622)      (67,649)       (6,165)     (17,744)      (53,643)      (108,153)
Net realized gain on investments:
   Class A ............................           --        (602,066)     (171,646)     (47,099)     (547,119)       (49,722)
   Class C ............................           --             (34)          (98)         (23)       (3,606)          (156)
   Class D ............................           --         (10,902)       (1,441)        (823)      (20,404)        (1,656)
                                          ------------   -----------   -----------  -----------   -----------    -----------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS ......................     (2,295,777)   (5,685,349)   (1,068,937)  (2,006,626)   (2,391,217)    (3,850,188)
                                          ------------   -----------   -----------  -----------   -----------    -----------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .....      1,648,558     2,589,230       221,281      987,188     9,692,451      4,905,977
Investment of dividends ...............      1,495,651     3,263,649       457,984      915,702     1,111,308      2,165,648
Exchanged from associated Funds .......        427,999       362,609       185,650      165,993     1,394,439      3,675,365
Shares issued in payment of
   gain distributions .................           --         484,427       113,068       30,882       461,232         42,076
                                          ------------   -----------   -----------  -----------   -----------    -----------
Total .................................      3,572,208     6,699,915       977,983    2,099,765    12,659,430     10,789,066
                                          ------------   -----------   -----------  -----------   -----------    -----------
Cost of shares repurchased ............     (3,734,629)  (17,122,460)   (2,112,716)  (6,753,674)   (3,023,996)    (9,380,199)
Exchanged into associated Funds .......       (895,782)   (1,898,546)      (30,000)    (861,607)   (1,116,401)    (9,360,014)
                                          ------------   -----------   -----------  -----------   -----------    -----------
Total .................................     (4,630,411)  (19,021,006)   (2,142,716)  (7,615,281)   (4,140,397)   (18,740,213)
                                          ------------   -----------   -----------  -----------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL SHARE TRANSACTIONS ....     (1,058,203)  (12,321,091)   (1,164,733)  (5,515,516)    8,519,033     (7,951,147)
                                          ------------   -----------   -----------  -----------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS .....      3,353,616   (12,894,505)      862,055   (5,204,053)   11,953,197     (7,320,773)

NET ASSETS:
Beginning of period ...................     98,126,819   111,021,324    38,871,181   44,075,234    72,544,823     79,865,596
                                          ------------   -----------   -----------  -----------   -----------    -----------
END OF PERIOD* ........................   $101,480,435   $98,126,819   $39,733,236  $38,871,181   $84,498,020    $72,544,823
                                          ============   ===========   ===========  ===========   ===========    ===========

----------------

* Net of undistributed/(dividends in excess
  of) net investment income as follows:          $(896)           --        $(601)           --        $4,526             --

  See Notes to Financial Statements.

           OHIO SERIES                           OREGON SERIES                     SOUTH CAROLINA SERIES
---------------------------------       -------------------------------       -------------------------------
  SIX MONTHS             YEAR            SIX MONTHS            YEAR            SIX MONTHS             YEAR
    ENDED               ENDED              ENDED              ENDED              ENDED               ENDED
   3/31/01             9/30/00            3/31/01            9/30/00            3/31/01             9/30/00
-------------       -------------       ------------       ------------       ------------       ------------
$   3,207,442       $   6,734,357       $  1,330,015       $  2,625,408       $  2,036,357       $  4,496,330
      142,311             (12,277)           142,063            173,315             78,416            105,545

    5,676,757             237,548          2,233,880             84,672          4,083,501            376,387
-------------       -------------       ------------       ------------       ------------       ------------


    9,026,510           6,959,628          3,705,958          2,883,395          6,198,274          4,978,262
-------------       -------------       ------------       ------------       ------------       ------------



   (3,167,251)         (6,677,399)        (1,277,714)        (2,535,652)        (1,940,097)        (4,252,545)
-------------       -------------       ------------       ------------       ------------       ------------
       (6,973)             (4,727)            (8,316)            (3,604)           (19,037)           (27,289)
      (29,840)            (52,231)           (43,420)           (86,152)           (78,972)          (216,496)

      (33,192)           (333,273)          (260,568)          (375,263)                --           (901,229)
          (71)                 --             (1,907)                --                 --             (3,335)
         (373)             (3,062)           (11,359)           (15,117)                --            (58,374)
-------------       -------------       ------------       ------------       ------------       ------------

   (3,237,700)         (7,070,692)        (1,603,284)        (3,015,788)        (2,038,106)        (5,459,268)
-------------       -------------       ------------       ------------       ------------       ------------


    3,746,527           4,837,731          1,983,476          3,839,471          6,483,560          3,510,429
    1,893,278           3,863,066            835,505          1,620,118          1,198,371          2,420,995
      207,164             630,928            248,294          1,216,015            138,373            262,452

       23,897             252,161            209,290            301,664                 --            757,441
-------------       -------------       ------------       ------------       ------------       ------------
    5,870,866           9,583,886          3,276,565          6,977,268          7,820,304          6,951,317
-------------       -------------       ------------       ------------       ------------       ------------
   (8,493,331)        (12,919,249)        (2,529,172)        (6,232,623)        (7,045,979)       (16,454,085)
   (1,663,246)         (2,921,253)          (144,843)        (1,597,120)          (639,711)        (2,606,083)
-------------       -------------       ------------       ------------       ------------       ------------
  (10,156,577)        (15,840,502)        (2,674,015)        (7,829,743)        (7,685,690)       (19,060,168)
-------------       -------------       ------------       ------------       ------------       ------------

   (4,285,711)         (6,256,616)           602,550           (852,475)           134,614        (12,108,851)
-------------       -------------       ------------       ------------       ------------       ------------
    1,503,099          (6,367,680)         2,705,224           (984,868)         4,294,782        (12,589,857)


  130,011,046         136,378,726         55,718,913         56,703,781         86,474,428         99,064,285
-------------       -------------       ------------       ------------       ------------       ------------
$ 131,514,145       $ 130,011,046       $ 58,424,137       $ 55,718,913       $ 90,769,210       $ 86,474,428
=============       =============       ============       ============       ============       ============




$       3,378                  --       $        565                 --       $     (1,749)                --

                       This Page Intentionally Left Blank.

NOTES TO FINANCIAL STATEMENTS

1. ___ MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. ___ SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. ___ SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. ___ FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. ___ SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities.

     The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies. As required, the Fund will begin amortizing market discounts on purchases of portfolio securities effective October 1, 2001. The cumulative effect of this accounting change is immaterial and will have no impact on the total net assets of the Fund's series.

d. MULTIPLE CLASS ALLOCATIONS -- Each Series' income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Series based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2001, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of any Series of the Fund.

3. ___ PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2001, were as follows:

 SERIES                    PURCHASES                SALES
---------                 -----------            -----------
National                  $11,082,671            $ 8,752,855
Colorado                    2,711,885              5,622,130
Georgia                            --              1,531,870
Louisiana                          --                175,000

NOTES TO FINANCIAL STATEMENTS

   SERIES                  PURCHASES                SALES
-------------            ------------            -----------
Maryland                           --            $ 3,334,350
Massachusetts                      --              4,168,895
Michigan                 $  9,193,668             13,071,563
Minnesota                          --              5,656,853
Missouri                      498,570              1,521,000
New York                   10,322,345              3,978,565
Ohio                        3,277,242              8,146,134
Oregon                      4,925,025              4,896,145
South Carolina                     --              1,599,858

     At March 31, 2001, each Series' cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                             TOTAL                   TOTAL
                          UNREALIZED              UNREALIZED
   SERIES                APPRECIATION            DEPRECIATION
-------------            ------------            ------------
National                  $3,284,269              $1,305,798
Colorado                   1,302,787                 349,403
Georgia                    1,981,428                 315,818
Louisiana                  2,071,076                  57,935
Maryland                   2,464,160                      80
Massachusetts              4,904,758                 181,860
Michigan                   5,483,131                 254,270
Minnesota                  4,835,942                 458,110
Missouri                   1,926,906                  32,729
New York                   4,081,960                   2,520
Ohio                       6,056,186                 135,015
Oregon                     2,796,569                 427,470
South Carolina             3,351,448                  37,630

4. ___ MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets. The Manager, at its discretion, has agreed to reimburse expenses, other than distribution and service fees, that exceed 0.60% per annum of the average daily net assets of each of Michigan Series, New York Series, and Ohio Series.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for sales of Class A and Class C shares:

                          DISTRIBUTOR              DEALER
 SERIES                   CONCESSIONS            COMMISSIONS
--------                  -----------            -----------
National                    $ 2,713                $33,507
Colorado                      1,912                 14,457
Georgia                       3,614                 27,490


                          DISTRIBUTOR              DEALER
   SERIES                 CONCESSIONS            COMMISSIONS
-------------             -----------            -----------
Louisiana                  $  3,273                $23,321
Maryland                      4,599                 32,092
Massachusetts                 3,555                 26,778
Michigan                      7,309                 53,347
Minnesota                     5,352                 38,746
Missouri                        955                  6,634
New York                     11,305                 88,694
Ohio                          8,302                 63,336
Oregon                        5,402                 42,048
South Carolina               12,106                 92,807

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the six months ended March 31, 2001, the Distributor charged the Fund fees equivalent to 0.10% per annum of the average daily net assets of Class A shares pursuant to the Plan as follows:

   SERIES                             SERIES
-------------                     --------------
National            $44,773       Minnesota        $49,041
Colorado             18,667       Missouri          19,820
Georgia              18,840       New York          36,756
Louisiana            24,280       Ohio              64,655
Maryland             23,531       Oregon            27,879
Massachusetts        41,999       South Carolina    41,858
Michigan             59,351

     Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2001, fees incurred under the Plan equivalent to 1% per annum of the average daily net assets of Class C and Class D shares were as follows:

  SERIES       CLASS C  CLASS D     SERIES    CLASS C  CLASS D
-------------  -------  -------    ---------  -------  -------
National       $ 8,821  $19,933    Minnesota  $   287  $ 8,426
Colorado           365    3,105    Missouri       156    1,699
Georgia          1,257   10,271    New York     3,506   13,814
Louisiana        2,719    4,504    Ohio         1,752    7,498
Maryland           973   11,204    Oregon       2,217   11,541
Massachusetts    1,934    7,761    South
Michigan         2,147    8,452     Carolina    5,036   20,977

NOTES TO FINANCIAL STATEMENTS

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year after purchase. For the six months ended March 31, 2001, such charges were as follows:

SERIES                               SERIES
-------------                     --------------
National            $ 1,823       Minnesota             $ 144
Colorado                321       Missouri                 --
Georgia                  32       New York                254
Louisiana             2,234       Ohio                 18,158
Maryland             21,014       Oregon                  245
Massachusetts            --       South Carolina          843
Michigan                684

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2001, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                             DISTRIBUTION AND
   SERIES                 COMMISSIONS          SERVICE FEES
--------------            -----------        ----------------
National                     $ 318                 $3,739
Colorado                     1,273                  1,605
Georgia                         25                    428
Louisiana                       17                    474
Maryland                       697                    960
Massachusetts                1,312                  1,165
Michigan                        70                  1,760
Minnesota                      299                  1,451
Missouri                        --                  1,025
New York                     2,175                  7,197
Ohio                         1,890                  1,761
Oregon                         216                  2,304
South Carolina                  26                    997

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

   SERIES                             SERIES
-------------                     --------------
National            $66,751       Minnesota            $76,918
Colorado             28,216       Missouri              29,524
Georgia              29,326       New York              49,786
Louisiana            32,522       Ohio                  88,477
Maryland             36,126       Oregon                40,037
Massachusetts        61,711       South Carolina        67,838
Michigan             85,200

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Series of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at March 31, 2001, are included in other liabilities as follows:

  SERIES                             SERIES
-------------                     --------------
National            $13,177       Minnesota            $11,594
Colorado              8,792       Missouri               8,801
Georgia               8,366       New York              11,414
Louisiana             9,429       Ohio                  11,743
Maryland              9,426       Oregon                 8,727
Massachusetts        11,517       South Carolina         8,641
Michigan             11,376

5. ___ COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Series' borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a per annum rate equal to the overnight federal funds rate plus 0.50%. Each Series incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks.

     During the six months ended March 31, 2001, the Colorado Series and Massachusetts Series borrowed from the credit facility. The average outstanding daily balances of bank loans (based on the number of days the loans were outstand-ing during the period) were $716,700 and $3,104,800, for the Colorado Series and Massachusetts Series, respectively, with a weighted average interest rate of 7.05%. The maximum bor-rowing outstanding during the period was $752,000 for Colorado Series and $3,203,000 for Massachusetts Series.

6. ___ CAPITAL LOSS CARRYFORWARD -- At September 30, 2000, the National and Colorado Series had net capital loss carryforwards for federal income tax purposes of $1,151,531 and $13,339, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Series until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS

7. ___ CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At March 31, 2001, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:

                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
NATIONAL SERIES                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         554,833       $  4,385,182          862,009       $  6,454,145
Investment of dividends ..........................         149,653          1,172,891          326,239          2,453,856
Exchanged from associated Funds ..................       1,590,625         12,522,207        2,966,631         22,203,528
Shares issued in payment of gain distributions ...              --                 --               --                 --
                                                        ----------       ------------       ----------       ------------
Total ............................................       2,295,111         18,080,280        4,154,879         31,111,529
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (693,435)        (5,423,364)      (1,365,666)       (10,229,474)
Exchanged into associated Funds ..................      (1,665,307)       (13,213,363)      (3,107,667)       (23,350,721)
                                                        ----------       ------------       ----------       ------------
Total ............................................      (2,358,742)       (18,636,727)      (4,473,333)       (33,580,195)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................         (63,631)      $   (556,447)        (318,454)      $ (2,468,666)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
COLORADO SERIES                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................          80,744       $    587,594          260,127       $  1,811,376
Investment of dividends ..........................          68,620            496,834          147,514          1,019,955
Exchanged from associated Funds ..................          29,251            210,852          525,198          3,584,491
Shares issued in payment of gain distributions ...              --                 --           31,384            218,746
                                                        ----------       ------------       ----------       ------------
Total ............................................         178,615          1,295,280          964,223          6,634,568
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (377,586)        (2,722,810)      (1,236,204)        (8,527,611)
Exchanged into associated Funds ..................         (16,923)          (122,967)        (701,365)        (4,874,985)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (394,509)        (2,845,777)      (1,937,569)       (13,402,596)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................        (215,894)      $ (1,550,497)        (973,346)      $ (6,768,028)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
GEORGIA SERIES                                            SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         107,303       $    843,775          327,381       $  2,454,778
Investment of dividends ..........................          69,443            543,007          137,130          1,024,335
Exchanged from associated Funds ..................          14,308            112,521           17,103            130,342
Shares issued in payment of gain distributions ...          21,171            161,704           98,005            734,060
                                                        ----------       ------------       ----------       ------------
Total ............................................         212,225          1,661,007          579,619          4,343,515
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (260,406)        (2,035,478)      (1,072,855)        (7,994,410)
Exchanged into associated Funds ..................         (23,807)          (187,659)        (118,160)          (872,408)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (284,213)        (2,223,137)      (1,191,015)        (8,866,818)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................         (71,988)      $   (562,130)        (611,396)      $ (4,523,303)
                                                        ==========       ============       ==========       ============



                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
LOUISIANA SERIES                                          SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................          86,051       $    690,028          222,471       $  1,706,130
Investment of dividends ..........................          70,707            564,268          134,623          1,030,330
Exchanged from associated Funds ..................          15,391            123,840           11,641             87,683
Shares issued in payment of gain distributions ...           9,810             76,607           26,416            202,874
                                                        ----------       ------------       ----------       ------------
Total ............................................         181,959          1,454,743          395,151          3,027,017
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (183,114)        (1,467,562)        (902,304)        (6,889,561)
Exchanged into associated Funds ..................          (4,774)           (38,702)         (60,363)          (459,173)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (187,888)        (1,506,264)        (962,667)        (7,348,734)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................          (5,929)      $    (51,521)        (567,516)      $ (4,321,717)
                                                        ==========       ============       ==========       ============

NOTES TO FINANCIAL STATEMENTS


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    219,139     $ 1,723,643         108,959     $   827,096                   1,894     $    15,001          19,712    $   147,630
      2,358          18,534           1,395          10,521                   5,550          43,533          14,373        107,647
    106,834         842,330          41,325         313,326                 222,519       1,760,640         334,493      2,506,819
         --              --              --              --                      --              --              --             --
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
    328,331       2,584,507         151,679       1,150,943                 229,963       1,819,174         368,578      2,762,096
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
    (19,925)       (154,444)            (41)           (309)                (37,994)       (297,884)       (269,101)    (2,012,639)
   (111,542)       (884,644)        (28,695)       (215,917)               (202,338)     (1,598,522)       (650,485)    (4,842,048)
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
   (131,467)     (1,039,088)        (28,736)       (216,226)               (240,332)     (1,896,406)       (919,586)    (6,854,687)
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
    196,864     $ 1,545,419         122,943     $   934,717                 (10,369)    $   (77,232)       (551,008)   $(4,092,591)
===========     ===========     ===========     ===========             ===========     ===========     ===========    ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
      4,813     $    35,405           5,965     $    40,283                  11,024     $    80,599           3,125    $    21,531
         48             345             139             965                     606           4,377             753          5,198
         --              --           7,143          47,856                  57,398         404,207           4,116         28,071
         --              --              60             418                      --              --             192          1,336
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
      4,861          35,750          13,307          89,522                  69,028         489,183           8,186         56,136
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
     (4,766)        (35,144)         (3,824)        (26,604)                 (1,736)        (12,514)        (17,360)      (121,390)
         --              --          (7,095)        (48,177)                (57,466)       (414,415)        (48,238)      (339,189)
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
     (4,766)        (35,144)        (10,919)        (74,781)                (59,202)       (426,929)        (65,598)      (460,579)
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
         95     $       606           2,388     $    14,741                   9,826     $    62,254         (57,412)   $  (404,443)
===========     ===========     ===========     ===========             ===========     ===========     ===========    ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     16,684     $   130,048           7,913     $    59,838                  17,440     $   135,988          31,921    $   238,308
        597           4,666           1,021           7,651                   2,941          23,040           5,656         42,299
         --              --              --              --                  14,891         118,199           4,314         32,541
        221           1,690             523           3,925                   1,185           9,075           4,462         33,506
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
     17,502         136,404           9,457          71,414                  36,457         286,302          46,353        346,654
-----------     -----------     -----------     -----------             -----------     -----------     -----------    -----------
         --              --              (1)             (8)                (14,128)       (109,726)        (51,910)      (386,084)
    (20,073)       (158,167)             --              --                 (43,420)       (342,135)        (14,985)      (111,564)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (20,073)       (158,167)             (1)             (8)                (57,548)       (451,861)        (66,895)      (497,648)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     (2,571)    $   (21,763)          9,456     $    71,406                 (21,091)    $  (165,559)        (20,542)   $  (150,994)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
      5,034     $    40,509          79,875     $   608,790                  34,791     $   272,990           2,545     $    19,487
      1,309          10,428           2,540          19,444                   1,525          12,169           1,371          10,478
         --              --              --              --                      --              --              --              --
        182           1,426             237           1,820                     183           1,430             215           1,646
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
      6,525          52,363          82,652         630,054                  36,499         286,589           4,131          31,611
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (30,721)       (249,149)         (8,205)        (61,372)                 (5,325)        (43,010)        (21,742)       (164,746)
         --              --              --              --                      --              --          (6,313)        (47,591)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (30,721)       (249,149)         (8,205)        (61,372)                 (5,325)        (43,010)        (28,055)       (212,337)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (24,196)    $  (196,786)         74,447     $   568,682                  31,174     $   243,579         (23,924)    $  (180,726)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========

NOTES TO FINANCIAL STATEMENTS

                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
MARYLAND SERIES                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         117,241       $    935,025          381,437       $  2,963,254
Investment of dividends ..........................          86,574            688,638          171,705          1,317,084
Exchanged from associated Funds ..................          39,065            313,144           71,972            551,580
Shares issued in payment of gain distributions ...              --                 --            2,416             18,654
                                                        ----------       ------------       ----------       ------------
Total ............................................         242,880          1,936,807          627,530          4,850,572
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (565,826)        (4,477,769)        (763,161)        (5,846,859)
Exchanged into associated Funds ..................         (11,487)           (92,124)         (52,255)          (399,171)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (577,313)        (4,569,893)        (815,416)        (6,246,030)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................        (334,433)      $ (2,633,086)        (187,886)      $ (1,395,458)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
MASSACHUSETTS SERIES                                      SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         261,209       $  2,049,283          189,809       $  1,388,902
Investment of dividends ..........................         150,132          1,166,541          352,048          2,573,100
Exchanged from associated Funds ..................           4,724             36,551        2,011,353         14,446,399
Shares issued in payment of gain distributions ...              --                 --           71,399            525,499
                                                        ----------       ------------       ----------       ------------
Total ............................................         416,065          3,252,375        2,624,609         18,933,900
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (477,298)        (3,711,865)      (2,010,590)       (14,668,979)
Exchanged into associated Funds ..................         (27,166)          (210,729)      (2,161,563)       (15,837,196)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (504,464)        (3,922,594)      (4,172,153)       (30,506,175)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................         (88,399)      $   (670,219)      (1,547,544)      $(11,572,275)
                                                        ==========       ============       ==========       ============




                                                                                     CLASS A
                                                         ---------------------------------------------------------------
                                                              SIX MONTHS ENDED                       YEAR ENDED
                                                                   3/31/01                            9/30/00
                                                         --------------------------         ----------------------------
MICHIGAN SERIES                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                         ---------        ----------        ----------        ----------
Sales of shares ..................................         317,046       $  2,650,081          466,986       $  3,703,489
Investment of dividends ..........................         207,859          1,726,476          434,864          3,464,973
Exchanged from associated Funds ..................          77,299            648,161          117,013            934,318
Shares issued in payment of gain distributions ...          35,997            292,987           45,931            367,908
                                                        ----------       ------------       ----------       ------------
Total ............................................         638,201          5,317,705        1,064,794          8,470,688
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (568,092)        (4,719,546)      (1,841,577)       (14,636,735)
Exchanged into associated Funds ..................        (163,366)        (1,363,333)        (374,454)        (2,949,421)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (731,458)        (6,082,879)      (2,216,031)       (17,586,156)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................         (93,257)      $   (765,174)      (1,151,237)      $ (9,115,468)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
MINNESOTA SERIES                                          SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         194,370       $  1,469,969          343,071       $  2,471,221
Investment of dividends ..........................         195,151          1,473,294          447,659          3,229,518
Exchanged from associated Funds ..................          38,209            291,846           41,489            302,437
Shares issued in payment of gain distributions ...              --                 --           65,604            476,943
                                                        ----------       ------------       ----------       ------------
Total ............................................         427,730          3,235,109          897,823          6,480,119
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (492,317)        (3,703,856)      (2,333,229)       (16,828,778)
Exchanged into associated Funds ..................        (107,525)          (815,553)        (248,181)        (1,779,398)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (599,842)        (4,519,409)      (2,581,410)       (18,608,176)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................        (172,112)      $ (1,284,300)      (1,683,587)      $(12,128,057)
                                                        ==========       ============       ==========       ============

NOTES TO FINANCIAL STATEMENTS

                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
      6,536     $    52,002          10,944     $    85,126                  14,526     $   115,480          10,842     $    82,891
        238           1,902             148           1,142                   4,384          34,939           9,130          70,086
      6,652          53,200              --              --                   4,665          37,410             797           6,000
         --              --              --              --                      --              --             146           1,130
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     13,426         107,104          11,092          86,268                  23,575         187,829          20,915         160,107
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (8)                (38,982)       (313,823)        (89,695)       (684,940)
     (1,991)        (15,985)             --              --                  (4,084)        (32,675)         (7,688)        (59,143)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     (1,991)        (15,985)             (1)             (8)                (43,066)       (346,498)        (97,383)       (744,083)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     11,435     $    91,119          11,091     $    86,260                 (19,491)    $  (158,669)        (76,468)    $  (583,976)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     15,769     $   119,540          14,596     $   108,613                   8,031     $    60,239           1,245     $     9,072
        437           3,401             863           6,292                   1,413          10,999           5,680          41,234
         --              --          18,434         134,362                   2,404          18,917           4,060          30,178
         --              --             113             831                      --              --           1,803          13,249
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     16,206         122,941          34,006         250,098                  11,848          90,155          12,788          93,733
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (7)                 (1,986)        (15,514)        (53,420)       (389,818)
         --              --         (26,734)       (197,493)                     --              --        (160,196)     (1,159,035)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --         (26,735)       (197,500)                 (1,986)        (15,514)       (213,616)     (1,548,853)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     16,206     $   122,941           7,271     $    52,598                   9,862     $    74,641        (200,828)    $(1,455,120)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     30,931     $   258,254          29,469     $   235,421                  32,095     $   268,002          71,263     $   566,472
        215           1,791             264           2,103                   2,744          22,766           4,821          38,295
         --              --              --              --                   5,257          43,550           8,601          68,205
         55             449              26             212                     542           4,402             717           5,733
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     31,201         260,494          29,759         237,736                  40,638         338,720          85,402         678,705
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (8)                (29,584)       (247,682)       (101,727)       (799,346)
         --              --              --              --                  (1,346)        (11,312)        (43,748)       (349,413)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (8)                (30,930)       (258,994)       (145,475)     (1,148,759)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     31,201     $   260,494          29,758     $   237,728                   9,708     $    79,726         (60,073)    $  (470,054)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     14,908     $   114,387           6,967     $    49,922                   8,361     $    64,202           9,313     $    68,087
         95             726             141           1,016                   2,864          21,631           4,588          33,115
      8,503          64,880              --              --                   9,542          71,273           8,357          60,172
         --              --               5              35                      --              --           1,025           7,449
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     23,506         179,993           7,113          50,973                  20,767         157,106          23,283         168,823
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (7)                 (4,052)        (30,773)        (40,811)       (293,675)
       (868)         (6,398)         (3,956)        (28,500)                 (9,708)        (73,831)        (12,637)        (90,648)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
       (868)         (6,398)         (3,957)        (28,507)                (13,760)       (104,604)        (53,448)       (384,323)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     22,638     $   173,595           3,156     $    22,466                   7,007     $    52,502         (30,165)    $  (215,500)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========

NOTES TO FINANCIAL STATEMENTS

                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
MISSOURI SERIES                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................          24,442       $    185,079          130,718       $    933,414
Investment of dividends ..........................          59,593            453,282          125,588            902,737
Exchanged from associated Funds ..................          20,830            154,306            6,127             43,346
Shares issued in payment of gain distributions ...          15,101            111,732            4,183             30,163
                                                        ----------       ------------       ----------       ------------
Total ............................................         119,966            904,399          266,616          1,909,660
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (276,308)        (2,109,686)        (899,785)        (6,441,813)
Exchanged into associated Funds ..................          (3,871)           (30,000)         (96,932)          (690,603)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (280,179)        (2,139,686)        (996,717)        (7,132,416)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................        (160,213)      $ (1,235,287)        (730,101)      $ (5,222,756)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
NEW YORK SERIES                                           SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................       1,043,308       $  8,416,815          598,057       $  4,529,204
Investment of dividends ..........................         134,296          1,073,617          278,406          2,113,607
Exchanged from associated Funds ..................         117,502            945,595          448,275          3,380,112
Shares issued in payment of gain distributions ...          57,228            445,764            5,397             41,071
                                                        ----------       ------------       ----------       ------------
Total ............................................       1,352,334         10,881,791        1,330,135         10,063,994
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (365,662)        (2,937,286)      (1,169,212)        (8,853,545)
Exchanged into associated Funds ..................        (109,927)          (882,976)      (1,197,493)        (9,099,703)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (475,589)        (3,820,262)      (2,366,705)       (17,953,248)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................         876,745       $  7,061,529       (1,036,570)      $ (7,889,254)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
OHIO SERIES                                               SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         417,646       $  3,300,098          549,134       $  4,181,871
Investment of dividends ..........................         237,074          1,865,204          508,734          3,820,471
Exchanged from associated Funds ..................          21,392            169,235           51,377            381,824
Shares issued in payment of gain distributions ...           3,072             23,624           33,096            249,874
                                                        ----------       ------------       ----------       ------------
Total ............................................         679,184          5,358,161        1,142,341          8,634,040
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................      (1,060,475)        (8,321,731)      (1,674,345)       (12,530,354)
Exchanged into associated Funds ..................        (208,079)        (1,652,223)        (356,179)        (2,663,134)
                                                        ----------       ------------       ----------       ------------
Total ............................................      (1,268,554)        (9,973,954)      (2,030,524)       (15,193,488)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................        (589,370)      $ (4,615,793)        (888,183)      $ (6,559,448)
                                                        ==========       ============       ==========       ============


                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
OREGON SERIES                                             SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         226,575       $  1,742,226          439,717       $  3,246,798
Investment of dividends ..........................         104,144            797,290          214,472          1,573,661
Exchanged from associated Funds ..................          21,681            168,154           53,745            388,928
Shares issued in payment of gain distributions ...          26,547            198,570           39,867            293,823
                                                        ----------       ------------       ----------       ------------
Total ............................................         378,947          2,906,240          747,801          5,503,210
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (298,907)        (2,287,365)        (794,009)        (5,822,585)
Exchanged into associated Funds ..................          (3,953)           (30,419)        (155,662)        (1,135,963)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (302,860)        (2,317,784)        (949,671)        (6,958,548)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................          76,087       $    588,456         (201,870)      $ (1,455,338)
                                                        ==========       ============       ==========       ============

NOTES TO FINANCIAL STATEMENTS


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --     $        --              --              --                   4,688     $    36,202           7,451     $    53,774
         20             153              57     $       409                     598           4,549           1,755          12,556
      4,057          31,344              --              --                      --              --          17,129         122,647
          4              32               3              23                     176           1,304              97             696
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
      4,081          31,529              60             432                   5,462          42,055          26,432         189,673
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (7)                   (395)         (3,030)        (43,651)       (311,854)
         --              --              --              --                      --              --         (23,925)       (171,004)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
         --              --              (1)             (7)                   (395)         (3,030)        (67,576)       (482,858)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
      4,081     $    31,529              59     $       425                   5,067     $    39,025         (41,144)    $  (293,185)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    121,851     $   990,435          33,053     $   255,390                  34,982     $   285,201          16,090     $   121,383
        433           3,484             480           3,650                   4,275          34,207           6,368          48,391
     18,928         148,431              --              --                  38,006         300,413          38,864         295,253
        181           1,409              12              92                   1,809          14,059             120             913
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    141,393       1,143,759          33,545         259,132                  79,072         633,880          61,442         465,940
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     (4,028)        (32,032)         (6,433)        (48,128)                 (7,012)        (54,678)        (63,171)       (478,526)
    (10,689)        (83,585)             --              --                 (19,206)       (149,840)        (34,171)       (260,311)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (14,717)       (115,617)         (6,433)        (48,128)                (26,218)       (204,518)        (97,342)       (738,837)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    126,676     $ 1,028,142          27,112     $   211,004                  52,854     $   429,362         (35,900)    $  (272,897)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     54,474     $   434,954          28,323     $   213,806                   1,461     $    11,475          58,171     $   442,054
        701           5,566             547           4,170                   2,845          22,508           5,088          38,425
         --              --              --              --                   4,901          37,929          33,572         249,104
          7              54              --              --                      28             219             301           2,287
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     55,182         440,574          28,870         217,976                   9,235          72,131          97,132         731,870
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (10,036)        (80,395)         (2,267)        (17,228)                (11,319)        (91,205)        (49,488)       (371,667)
         --              --              --              --                  (1,386)        (11,023)        (35,081)       (258,119)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
    (10,036)        (80,395)         (2,267)        (17,228)                (12,705)       (102,228)        (84,569)       (629,786)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     45,146     $   360,179          26,603     $   200,748                  (3,470)    $   (30,097)         12,563     $   102,084
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     29,568     $   227,972          48,313     $   357,056                   1,737     $    13,278          31,627     $   235,617
      1,039           7,959             416           3,118                   3,959          30,256           5,906          43,339
         --              --              --              --                  10,261          80,140         111,813         827,087
        255           1,907              --              --                   1,178           8,813           1,064           7,841
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     30,862         237,838          48,729         360,174                  17,135         132,487         150,410       1,113,884
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
       (830)         (6,434)             --              --                 (31,396)       (235,373)        (55,678)       (410,038)
         --              --              --              --                 (15,036)       (114,424)        (62,957)       (461,157)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
       (830)         (6,434)             --              --                 (46,432)       (349,797)       (118,635)       (871,195)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     30,032     $   231,404          48,729     $   360,174                 (29,297)    $  (217,310)         31,775     $   242,689
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========

NOTES TO FINANCIAL STATEMENTS

                                                                                     CLASS A
                                                        -----------------------------------------------------------------
                                                              SIX MONTHS ENDED                      YEAR ENDED
                                                                  3/31/01                             9/30/00
                                                        -----------------------------       -----------------------------
SOUTH CAROLINA SERIES                                     SHARES            AMOUNT            SHARES            AMOUNT
                                                        ----------       ------------       ----------       ------------
Sales of shares ..................................         767,572       $  6,110,028          347,250       $  2,615,446
Investment of dividends ..........................         142,771          1,127,624          302,518          2,264,599
Exchanged from associated Funds ..................          17,857            138,373           24,539            179,859
Shares issued in payment of gain distributions ...              --                 --           95,104            715,184
                                                        ----------       ------------       ----------       ------------
Total ............................................         928,200          7,376,025          769,411          5,775,088
                                                        ----------       ------------       ----------       ------------
Shares repurchased ...............................        (805,264)        (6,353,833)      (1,946,151)       (14,520,234)
Exchanged into associated Funds ..................         (80,113)          (639,711)        (332,862)        (2,462,541)
                                                        ----------       ------------       ----------       ------------
Total ............................................        (885,377)        (6,993,544)      (2,279,013)       (16,982,775)
                                                        ----------       ------------       ----------       ------------
Increase (decrease) ..............................          42,823       $    382,481       (1,509,602)      $(11,207,687)
                                                        ==========       ============       ==========       ============

NOTES TO FINANCIAL STATEMENTS


                          CLASS C                                                                 CLASS D
-----------------------------------------------------------             -----------------------------------------------------------
     SIX MONTHS ENDED                   YEAR ENDED                           SIX MONTHS ENDED                   YEAR ENDED
          3/31/01                         9/30/00                                 3/31/01                         9/30/00
---------------------------     ---------------------------             ---------------------------     ---------------------------
   SHARES          AMOUNT          SHARES          AMOUNT                  SHARES         AMOUNT          SHARES          AMOUNT
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     37,182     $   295,163          79,797     $   600,169                   9,813     $    78,369          39,584     $   294,814
      2,296          18,145           3,534          26,483                   6,665          52,602          17,387         129,913
         --              --              --              --                      --              --          11,020          82,593
         --              --             444           3,335                      --              --           5,183          38,922
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     39,478         313,308          83,775         629,987                  16,478         130,971          73,174         546,242
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
       (404)         (3,259)             (1)             (8)                (88,272)       (688,887)       (258,835)     (1,933,843)
         --              --         (10,771)        (81,000)                     --              --          (8,551)        (62,542)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
       (404)         (3,259)        (10,772)        (81,008)                (88,272)       (688,887)       (267,386)     (1,996,385)
-----------     -----------     -----------     -----------             -----------     -----------     -----------     -----------
     39,074     $   310,049          73,003     $   548,979                 (71,794)    $  (557,916)       (194,212)    $(1,450,143)
===========     ===========     ===========     ===========             ===========     ===========     ===========     ===========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand the financial performance of each Class of each Series for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

NATIONAL SERIES

                                                                  CLASS A                                     CLASS C
                                             -----------------------------------------------------  ----------------------------
                                             SIX MONTHS        YEAR ENDED SEPTEMBER 30,             SIX MONTHS  YEAR   5/27/99**
                                               ENDED   -------------------------------------------    ENDED     ENDED     TO
                                              3/31/01   2000     1999       1998     1997    1996    3/31/01   9/30/00  9/30/99
                                             --------  ------   ------     ------   ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $7.65     $7.68    $8.32      $8.01    $7.70   $7.58    $7.65    $7.68    $8.08
                                             ------    ------   ------     ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................    0.19      0.39     0.39       0.39     0.39    0.40     0.16     0.32     0.11
Net realized and unrealized gain (loss)
  on investments ..........................    0.29     (0.03)   (0.64)      0.31     0.31    0.12     0.29    (0.03)   (0.40)
                                             ------    ------   ------     ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..........    0.48      0.36    (0.25)      0.70     0.70    0.52     0.45     0.29    (0.29)
                                             ------    ------   ------     ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......   (0.19)    (0.39)   (0.39)     (0.39)   (0.39)  (0.40)   (0.16)   (0.32)   (0.11)
Distributions from net realized
  capital gain ............................      --        --       --         --       --      --       --       --       --
                                             ------    ------   ------     ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS .......................   (0.19)    (0.39)   (0.39)     (0.39)   (0.39)  (0.40)   (0.16)   (0.32)   (0.11)
                                             ------    ------   ------     ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............   $7.94     $7.65    $7.68      $8.32    $8.01   $7.70    $7.94    $7.65    $7.68
                                             ======    ======   ======     ======   ======  ======   ======   ======   ======

TOTAL RETURN: .............................    6.31%     4.88%   (3.11)%     9.00%    9.40%   6.97%    5.87%    3.94%   (3.38)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..  $90,367   $87,583   $90,296  $101,909  $97,481 $98,767   $2,658   $1,056      $115
Ratio of expenses to average net assets ...    0.89%+    0.87%     0.83%     0.80%    0.84%   0.80%    1.79%+   1.77%     1.74%+
Ratio of net income to average net assets .    4.83%+    5.18%     4.83%     4.82%    5.05%   5.19%    3.93%+   4.28%     4.10%+
Portfolio turnover rate ...................    9.58%     6.54%    13.37%    18.00%   20.63%  33.99%    9.58%    6.54%    13.37%++

                                                                   CLASS D
                                             ---------------------------------------------------
                                             SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                               ENDED   -----------------------------------------
                                              3/31/01   2000     1999      1998    1997    1996
                                             --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $7.65     $7.68    $8.31    $8.02    $7.70   $7.57
                                             ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................    0.16      0.32     0.32     0.32     0.32    0.33
Net realized and unrealized gain (loss)
  on investments ..........................    0.29     (0.03)   (0.63)    0.29     0.32    0.13
                                             ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..........    0.45      0.29    (0.31)    0.61     0.64    0.46
                                             ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......   (0.16)    (0.32)   (0.32)   (0.32)   (0.32)  (0.33)
Distributions from net realized
  capital gain ............................      --        --       --       --       --      --
                                             ------    ------   ------   ------   ------   -----
TOTAL DISTRIBUTIONS .......................   (0.16)    (0.32)   (0.32)   (0.32)   (0.32)  (0.33)
                                             ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ............   $7.94     $7.65    $7.68    $8.31    $8.02   $7.70
                                             ======    ======   ======   ======   ======  ======

TOTAL RETURN: .............................    5.87%     3.94%   (3.85)%   7.76%    8.56%   6.13%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..   $3,900    $3,839    $8,079  $7,392   $2,279  $4,826
Ratio of expenses to average net assets ...    1.79%+    1.77%     1.73%   1.71%    1.75%   1.67%
Ratio of net income to average net assets .    3.93%+    4.28%     3.93%   3.91%    4.15%   4.27%
Portfolio turnover rate ...................    9.58%     6.54%    13.37%  18.00%   20.63%  33.99%


----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

COLORADO SERIES

                                                                         CLASS A                                 CLASS C
                                                   ---------------------------------------------------  ----------------------------
                                                  SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                     ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                    3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                   --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............   $7.02     $7.10    $7.64     $7.42    $7.27   $7.30    $7.02    $7.09    $7.47
                                                   ------    ------   ------    ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................    0.17      0.35     0.34      0.36     0.37    0.37     0.14     0.28     0.10
Net realized and unrealized gain (loss)
  on investments ................................    0.35     (0.03)   (0.54)     0.22     0.15   (0.03)    0.35    (0.02)   (0.38)
                                                   ------    ------   ------    ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ................    0.52      0.32    (0.20)     0.58     0.52    0.34     0.49     0.26    (0.28)
                                                   ------    ------   ------    ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............   (0.17)    (0.35)   (0.34)    (0.36)   (0.37)  (0.37)   (0.14)   (0.28)   (0.10)
Distributions from net realized capital gain ....      --     (0.05)      --        --       --      --       --    (0.05)      --
                                                   ------    ------   ------    ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS .............................   (0.17)    (0.40)   (0.34)    (0.36)   (0.37)  (0.37)   (0.14)   (0.33)   (0.10)
                                                   ------    ------   ------    ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ..................   $7.37     $7.02    $7.10     $7.64    $7.42   $7.27    $7.37    $7.02    $7.09
                                                   ======    ======   ======    ======   ======  ======   ======   ======   ======

TOTAL RETURN: ...................................    7.50%     4.64%   (2.67)%    8.03%    7.30%   4.76%    7.04%    3.86%   (3.93)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ........  $37,616   $37,358   $44,649  $45,583  $49,780 $52,295      $81      $76     $60
Ratio of expenses to average net assets .........    0.95%+    0.91%     0.87%    0.90%    0.90%   0.85%    1.85%+   1.81%   1.73%+
Ratio of net income to average net assets .......    4.72%+    4.99%     4.60%    4.80%    5.01%   5.07%    3.82%+   4.09%   3.85%+
Portfolio turnover rate .........................    7.20%     8.81%     7.91%   28.66%    3.99%  12.39%    7.20%    8.81%   7.91%++

                                                                          CLASS D
                                                  ---------------------------------------------------
                                                  SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                    ENDED   -----------------------------------------
                                                   3/31/01   2000     1999      1998    1997    1996
                                                  --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ............   $7.02     $7.09    $7.63    $7.42    $7.27   $7.29
                                                   ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ...........................    0.14      0.28     0.28     0.29     0.30    0.31
Net realized and unrealized gain (loss)
  on investments ................................    0.35     (0.02)   (0.54)    0.21     0.15   (0.02)
                                                   ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ................    0.49      0.26    (0.26)    0.50     0.45    0.29
                                                   ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ............   (0.14)    (0.28)   (0.28)   (0.29)   (0.30)  (0.31)
Distributions from net realized capital gain ....      --     (0.05)      --       --       --      --
                                                   ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS .............................   (0.14)    (0.33)   (0.28)   (0.29)   (0.30)  (0.31)
                                                   ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ..................   $7.37     $7.02    $7.09    $7.63    $7.42   $7.27
                                                   ======    ======   ======   ======   ======  ======

TOTAL RETURN: ...................................    7.04%     3.86%   (3.57)%   6.90%    6.34%   3.95%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ........     $603      $505     $917     $344     $238    $255
Ratio of expenses to average net assets .........    1.85%+    1.81%    1.77%    1.80%    1.81%   1.75%
Ratio of net income to average net assets .......    3.82%+    4.09%    3.70%    3.90%    4.10%   4.17%
Portfolio turnover rate .........................    7.20%     8.81%    7.91%   28.66%    3.99%  12.39%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

GEORGIA SERIES

                                                                        CLASS A                                 CLASS C
                                                  ---------------------------------------------------  ----------------------------
                                                 SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                    ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                   3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                  --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.64     $7.75    $8.38    $8.12    $7.87   $7.81    $7.66    $7.76    $8.17
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.18      0.37     0.37     0.38     0.38    0.39     0.15     0.30     0.11
Net realized and unrealized gain (loss)
  on investments ...............................    0.33      0.06    (0.58)    0.29     0.28    0.11     0.32     0.07    (0.41)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.51      0.43    (0.21)    0.67     0.66    0.50     0.47     0.37    (0.30)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.18)    (0.37)   (0.37)   (0.38)   (0.38)  (0.39)   (0.15)   (0.30)   (0.11)
Distributions from net realized capital gain ...   (0.04)    (0.17)   (0.05)   (0.03)   (0.03)  (0.05)   (0.04)   (0.17)      --
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS ............................   (0.22)    (0.54)   (0.42)   (0.41)   (0.41)  (0.44)   (0.19)   (0.47)   (0.11)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD .................   $7.93     $7.64    $7.75    $8.38    $8.12   $7.87    $7.94    $7.66    $7.76
                                                  ======    ======   ======   ======   ======  ======   ======   ======   ======

TOTAL RETURN: ..................................    6.81%     5.95%   (2.63)%   8.44%    8.65%   6.56%    6.20%    5.15%   (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $38,253   $37,423   $42,692 $48,424  $50,614 $50,995     $234     $246      $176
Ratio of expenses to average net assets ........    0.93%+    0.91%     0.87%   0.89%    0.89%   0.83%    1.83%+   1.81%     1.74%+
Ratio of net income to average net assets ......    4.65%+    4.96%     4.59%   4.57%    4.82%   4.94%    3.75%+   4.06%     3.89%+
Portfolio turnover rate ........................       --     9.57%    23.93%   2.92%   12.28%  16.24%   --        9.57%    23.93%++

                                                                          CLASS D
                                                  ---------------------------------------------------
                                                  SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                    ENDED   -----------------------------------------
                                                   3/31/01   2000     1999      1998    1997    1996
                                                  --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.66     $7.76    $8.40    $8.13    $7.88   $7.82
                                                  ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.15      0.30     0.30     0.30     0.31    0.32
Net realized and unrealized gain (loss)
  on investments ...............................    0.32      0.07    (0.59)    0.30     0.28    0.11
                                                  ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.47      0.37    (0.29)    0.60     0.59    0.43
                                                  ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.15)    (0.30)   (0.30)   (0.30)   (0.31)  (0.32)
Distributions from net realized capital gain ...   (0.04)    (0.17)   (0.05)   (0.03)   (0.03)  (0.05)
                                                  ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS ............................   (0.19)    (0.47)   (0.35)   (0.33)   (0.34)  (0.37)
                                                  ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD .................   $7.94     $7.66    $7.76    $8.40    $8.13   $7.88
                                                  ======    ======   ======   ======   ======  ======

TOTAL RETURN: ..................................    6.20%     5.15%   (3.61)%   7.59%    7.67%   5.60%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $2,041    $2,129  $2,318    $2,809   $2,640  $2,327
Ratio of expenses to average net assets ........    1.83%+    1.81%   1.77%     1.80%    1.79%   1.73%
Ratio of net income to average net assets ......    3.75%+    4.06%   3.69%     3.66%    3.92%   4.03%
Portfolio turnover rate ........................       --     9.57%  23.93%     2.92%   12.28%  16.24%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

LOUISIANA SERIES

                                                                        CLASS A                                 CLASS C
                                                  ---------------------------------------------------  ----------------------------
                                                 SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                    ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                   3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                  --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.80     $7.81    $8.51    $8.28    $8.16   $8.14    $7.80    $7.80    $8.19
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.19      0.39     0.39     0.41     0.41    0.42     0.16     0.32     0.11
Net realized and unrealized gain (loss)
  on investments ..............................     0.31      0.04    (0.59)    0.24     0.23    0.08     0.31     0.05    (0.39)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.50      0.43    (0.20)    0.65     0.64    0.50     0.47     0.37    (0.28)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.19)    (0.39)   (0.39)   (0.41)   (0.41)  (0.42)   (0.16)   (0.32)   (0.11)
Distributions from net realized capital gain ..    (0.02)    (0.05)   (0.11)   (0.01)   (0.11)  (0.06)   (0.02)   (0.05)   --
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS ...........................    (0.21)    (0.44)   (0.50)   (0.42)   (0.52)  (0.48)   (0.18)   (0.37)   (0.11)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ................    $8.09     $7.80    $7.81    $8.51    $8.28   $8.16    $8.09    $7.80    $7.80
                                                  ======    ======   ======   ======   ======  ======   ======   ======   ======

TOTAL RETURN: .................................     6.49%     5.70%   (2.44)%   8.08%    8.17%   6.32%    6.03%    4.88%   (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......   $48,805   $47,099   $51,543 $56,308  $56,199 $57,264     $407     $581  $     --
Ratio of expenses to average net assets .......     0.89%+    0.88%     0.84%   0.88%    0.86%   0.82%    1.79%+   1.78%     1.71%+
Ratio of net income to average net assets .....     4.82%+    5.10%     4.76%   4.86%    5.08%   5.15%    3.92%+   4.20%     4.00%+
Portfolio turnover rate .......................        --        --     8.67%  15.72%   16.08%  10.08%       --       --     8.67%++

                                                                          CLASS D
                                                  ---------------------------------------------------
                                                  SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                    ENDED   -----------------------------------------
                                                   3/31/01   2000     1999      1998    1997    1996
                                                  --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.80     $7.80    $8.50    $8.27    $8.16   $8.14
                                                  ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.16      0.32     0.32     0.33     0.34    0.35
Net realized and unrealized gain (loss)
  on investments ..............................     0.31      0.05    (0.59)    0.24     0.22    0.08
                                                  ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.47      0.37    (0.27)    0.57     0.56    0.43
                                                  ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.16)    (0.32)   (0.32)   (0.33)   (0.34)  (0.35)
Distributions from net realized capital gain ..    (0.02)    (0.05)   (0.11)   (0.01)   (0.11)  (0.06)
                                                  ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS ...........................    (0.18)    (0.37)   (0.43)   (0.34)   (0.45)  (0.41)
                                                  ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ................    $8.09     $7.80    $7.80    $8.50    $8.27   $8.16
                                                  ======    ======   ======   ======   ======  ======

TOTAL RETURN: .................................     6.03%     4.88%   (3.33)%   7.11%    7.07%   5.37%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......    $1,000      $721      $908    $837     $509    $389
Ratio of expenses to average net assets .......     1.79%+    1.78%     1.74%   1.78%    1.76%   1.72%
Ratio of net income to average net assets .....     3.92%+    4.20%     3.86%   3.96%    4.18%   4.25%
Portfolio turnover rate .......................        --        --     8.67%  15.72%   16.08%  10.08%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

MARYLAND SERIES

                                                                        CLASS A                                 CLASS C
                                                  ---------------------------------------------------  ----------------------------
                                                 SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                    ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                   3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                  --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.79     $7.79    $8.32    $8.14    $7.99   $7.96    $7.80    $7.80    $8.13
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.19      0.39     0.39     0.40     0.40    0.40     0.16     0.32     0.11
Net realized and unrealized gain (loss)
  on investments ..............................     0.26        --    (0.50)    0.23     0.19    0.06     0.27    --       (0.33)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.45      0.39    (0.11)    0.63     0.59    0.46     0.43     0.32    (0.22)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.19)    (0.39)   (0.39)   (0.40)   (0.40)  (0.40)   (0.16)   (0.32)   (0.11)
Distributions from net realized capital gain ..       --        --    (0.03)   (0.05)   (0.04)  (0.03)   --       --       --
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS ...........................    (0.19)    (0.39)   (0.42)   (0.45)   (0.44)  (0.43)   (0.16)   (0.32)   (0.11)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ................    $8.05     $7.79    $7.79    $8.32    $8.14   $7.99    $8.07    $7.80    $7.80
                                                  ======    ======   ======   ======   ======  ======   ======   ======   ======

TOTAL RETURN: .................................     5.87%     5.26%   (1.45)%   7.89%    7.64%   6.00%    5.51%    4.32%   (2.83)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......   $46,966   $48,042   $49,523 $54,891  $52,549 $54,041     $259     $161       $75
Ratio of expenses to average net assets .......     0.91%+    0.91%     0.87%   0.89%    0.90%   0.84%    1.81%+   1.81%     1.75%+
Ratio of net income to average net assets .....     4.86%+    5.10%     4.77%   4.82%    4.99%   5.05%    3.96%+   4.20%     4.04%+
Portfolio turnover rate .......................        --     9.76%     1.80%   7.59%   14.79%   5.56%       --    9.76%     1.80%++

                                                                          CLASS D
                                                  ---------------------------------------------------
                                                  SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                    ENDED   -----------------------------------------
                                                   3/31/01   2000     1999      1998    1997    1996
                                                  --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.80     $7.80    $8.33    $8.15    $7.99   $7.97
                                                  ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.16      0.32     0.31     0.32     0.33    0.33
Net realized and unrealized gain (loss)
  on investments ..............................     0.27        --    (0.50)    0.23     0.20    0.05
                                                  ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.43      0.32    (0.19)    0.55     0.53    0.38
                                                  ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.16)    (0.32)   (0.31)   (0.32)   (0.33)  (0.33)
Distributions from net realized capital gain ..       --        --    (0.03)   (0.05)   (0.04)  (0.03)
                                                  ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS ...........................    (0.16)    (0.32)   (0.34)   (0.37)   (0.37)  (0.36)
                                                  ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ................    $8.07     $7.80    $7.80    $8.33    $8.15   $7.99
                                                  ======    ======   ======   ======   ======  ======

TOTAL RETURN: .................................     5.51%     4.32%   (2.00)%   6.91%    6.80%   4.91%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......    $2,096    $2,179    $2,775  $3,128   $2,063  $2,047
Ratio of expenses to average net assets .......     1.81%+    1.81%     1.77%   1.80%    1.81%   1.72%
Ratio of net income to average net assets .....     3.96%+    4.20%     3.87%   3.91%    4.08%   4.14%
Portfolio turnover rate .......................        --     9.76%     1.80%   7.59%   14.79%   5.56%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

MASSACHUSETTS SERIES

                                                                   CLASS A                                 CLASS C
                                             --------------------------------------------------------  ----------------------------
                                            SIX MONTHS        YEAR ENDED SEPTEMBER 30,                 SIX MONTHS  YEAR   5/27/99**
                                               ENDED   ----------------------------------------------    ENDED     ENDED     TO
                                              3/31/01   2000     1999        1998     1997      1996     3/31/01  9/30/00  9/30/99
                                             --------  ------   ------      ------   ------    ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......    $7.48     $7.47    $8.27      $7.99    $7.85     $7.91    $7.48    $7.47    $7.96
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................     0.18      0.36     0.36       0.38     0.40      0.41     0.14     0.29     0.10
Net realized and unrealized gain (loss)
  on investments ..........................     0.47      0.07    (0.75)      0.37     0.22      0.05     0.47     0.07    (0.49)
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..........     0.65      0.43    (0.39)      0.75     0.62      0.46     0.61     0.36    (0.39)
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......    (0.18)    (0.36)   (0.36)     (0.38)   (0.40)    (0.41)   (0.14)   (0.29)   (0.10)
Distributions from net realized
  capital gain ............................       --     (0.06)   (0.05)     (0.09)   (0.08)    (0.11)      --    (0.06)      --
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
TOTAL DISTRIBUTIONS .......................    (0.18)    (0.42)   (0.41)     (0.47)   (0.48)    (0.52)   (0.14)   (0.35)   (0.10)
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............    $7.95     $7.48    $7.47      $8.27    $7.99     $7.85    $7.95    $7.48    $7.47
                                              ======    ======   ======     ======   ======    ======   ======   ======   ======

TOTAL RETURN: .............................     8.72%     5.97%   (4.85)%     9.80%    8.11%     5.97%    8.25%    5.01%   (5.02)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..   $85,931   $81,487   $92,929  $109,328 $110,011  $109,872     $429     $283      $228
Ratio of expenses to average net assets ...     0.89%+    0.86%     0.83%     0.80%    0.84%     0.80%    1.79%+   1.76%     1.73%+
Ratio of net income to average net assets .     4.58%+    4.95%     4.56%     4.72%    5.06%     5.24%    3.68%+   4.05%     3.80%+
Portfolio turnover rate ...................        --    22.46%    23.88%    13.41%   29.26%    26.30%       --   22.46%    23.88%++

                                                                     CLASS D
                                             ---------------------------------------------------
                                             SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                               ENDED   -----------------------------------------
                                              3/31/01   2000     1999      1998    1997    1996
                                             --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......    $7.48     $7.47    $8.26    $7.99    $7.84   $7.90
                                              ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................     0.14      0.29     0.29     0.31     0.33    0.34
Net realized and unrealized gain (loss)
  on investments ..........................     0.47      0.07    (0.74)    0.36     0.23    0.05
                                              ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..........     0.61      0.36    (0.45)    0.67     0.56    0.39
                                              ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......    (0.14)    (0.29)   (0.29)   (0.31)   (0.33)  (0.34)
Distributions from net realized
  capital gain ............................       --     (0.06)   (0.05)   (0.09)   (0.08)  (0.11)
                                              ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS .......................    (0.14)    (0.35)   (0.34)   (0.40)   (0.41)  (0.45)
                                              ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ............    $7.95     $7.48    $7.47    $8.26    $7.99   $7.84
                                              ======    ======   ======   ======   ======  ======

TOTAL RETURN: .............................     8.25%     5.01%   (5.61)%   8.68%    7.29%   5.01%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..    $1,605    $1,436  $2,934    $1,468   $1,245  $1,405
Ratio of expenses to average net assets ...     1.79%+    1.76%   1.73%     1.71%    1.74%   1.70%
Ratio of net income to average net assets .     3.68%+    4.05%   3.66%     3.81%    4.16%   4.32%
Portfolio turnover rate ...................        --    22.46%  23.88%    13.41%   29.26%  26.30%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

MICHIGAN SERIES

                                                                   CLASS A                                 CLASS C
                                             --------------------------------------------------------  ---------------------------
                                            SIX MONTHS        YEAR ENDED SEPTEMBER 30,                SIX MONTHS  YEAR   5/27/99**
                                               ENDED   ----------------------------------------------    ENDED     ENDED     TO
                                              3/31/01   2000     1999        1998     1997      1996    3/31/01  9/30/00  9/30/99
                                             --------  ------   ------      ------   ------    ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......    $8.11     $8.04    $8.83      $8.60    $8.46     $8.54    $8.10    $8.03    $8.43
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................     0.21      0.41     0.40       0.41     0.43      0.45     0.17     0.34     0.11
Net realized and unrealized gain (loss)
  on investments ..........................     0.33      0.10    (0.63)      0.30     0.23      0.06     0.33     0.10    (0.40)
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..........     0.54      0.51    (0.23)      0.71     0.66      0.51     0.50     0.44    (0.29)
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......    (0.21)    (0.41)   (0.40)     (0.41)   (0.43)    (0.45)   (0.17)   (0.34)   (0.11)
Distributions from net realized
  capital gain ............................    (0.03)    (0.03)   (0.16)     (0.07)   (0.09)    (0.14)   (0.03)   (0.03)      --
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
TOTAL DISTRIBUTIONS .......................    (0.24)    (0.44)   (0.56)     (0.48)   (0.52)    (0.59)   (0.20)   (0.37)   (0.11)
                                              ------    ------   ------     ------   ------    ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............    $8.41     $8.11    $8.04      $8.83    $8.60     $8.46    $8.40    $8.10    $8.03
                                              ======    ======   ======     ======   ======    ======   ======   ======   ======

TOTAL RETURN: .............................     6.65%     6.62%   (2.77)%     8.63%    8.16%     6.16%    6.15%    5.68%   (3.55)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..  $120,844  $117,241  $125,560  $144,161 $143,370  $148,178     $632     $356      $114
Ratio of expenses to average net assets ...     0.70%+    0.70%     0.82%     0.79%    0.81%     0.78%    1.60%+   1.60%     1.73%+
Ratio of net income to average net assets .     4.98%+    5.20%     4.73%     4.78%    5.13%     5.29%    4.08%+   4.30%     3.96%+
Portfolio turnover rate ...................     7.63%     7.80%     3.73%    23.60%   10.98%    19.62%    7.63%    7.80%     3.73%++
Without expense reimbursement:*
Ratio of expenses to average net assets ...     0.85%+    0.84%                                           1.75%+   1.74%
Ratio of net income to average net assets .     4.83%+    5.06%                                           3.93%+   4.16%

                                                                     CLASS D
                                             ---------------------------------------------------
                                             SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                               ENDED   -----------------------------------------
                                              3/31/01   2000     1999      1998    1997    1996
                                             --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......    $8.10     $8.03    $8.82    $8.59    $8.45   $8.54
                                              ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................     0.17      0.34     0.32     0.33     0.36    0.37
Net realized and unrealized gain (loss)
  on investments ..........................     0.33      0.10    (0.63)    0.30     0.23    0.05
                                              ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..........     0.50      0.44    (0.31)    0.63     0.59    0.42
                                              ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......    (0.17)    (0.34)   (0.32)   (0.33)   (0.36)  (0.37)
Distributions from net realized
  capital gain ............................    (0.03)    (0.03)   (0.16)   (0.07)   (0.09)  (0.14)
                                              ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS .......................    (0.20)    (0.37)   (0.48)   (0.40)   (0.45)  (0.51)
                                              ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ............    $8.40     $8.10    $8.03    $8.82    $8.59   $8.45
                                              ======    ======   ======   ======   ======  ======

TOTAL RETURN: .............................     6.15%     5.68%   (3.65)%   7.66%    7.19%   5.09%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..    $1,747    $1,605  $2,074    $1,841   $1,845  $1,486
Ratio of expenses to average net assets ...     1.60%+    1.60%   1.72%     1.70%    1.71%   1.68%
Ratio of net income to average net assets .     4.08%+    4.30%   3.83%     3.87%    4.23%   4.39%
Portfolio turnover rate ...................     7.63%     7.80%   3.73%    23.60%   10.98%  19.62%
Without expense reimbursement:*
Ratio of expenses to average net assets ...     1.75%+    1.74%
Ratio of net income to average net assets .     3.93%+    4.16%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

MINNESOTA SERIES

                                                                 CLASS A                                 CLASS C
                                           ---------------------------------------------------------  ----------------------------
                                          SIX MONTHS        YEAR ENDED SEPTEMBER 30,                  SIX MONTHS  YEAR   5/27/99**
                                             ENDED   -----------------------------------------------    ENDED     ENDED     TO
                                            3/31/01   2000     1999      1998        1997      1996     3/31/01  9/30/00  9/30/99
                                           --------  ------   ------    ------      ------    ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......  $7.34     $7.36    $7.98    $7.79       $7.68     $7.82    $7.34    $7.36    $7.72
                                            ------    ------   ------   ------      ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................   0.17      0.36     0.36     0.38        0.40      0.42     0.14     0.29     0.10
Net realized and unrealized gain (loss)
  on investments ..........................   0.33      0.02    (0.52)    0.20        0.11     (0.12)    0.33     0.02    (0.36)
                                            ------    ------   ------   ------      ------    ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..........   0.50      0.38    (0.16)    0.58        0.51      0.30     0.47     0.31    (0.26)
                                            ------    ------   ------   ------      ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......  (0.17)    (0.36)   (0.36)   (0.38)      (0.40)    (0.42)   (0.14)   (0.29)   (0.10)
Distributions from net realized
  capital gain ............................     --     (0.04)   (0.10)   (0.01)         --     (0.02)   --       (0.04)      --
                                            ------    ------   ------   ------      ------    ------   ------   ------   ------
TOTAL DISTRIBUTIONS .......................  (0.17)    (0.40)   (0.46)   (0.39)      (0.40)    (0.44)   (0.14)   (0.33)   (0.10)
                                            ------    ------   ------   ------      ------    ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............  $7.67     $7.34    $7.36    $7.98       $7.79     $7.68    $7.67    $7.34    $7.36
                                            ======    ======   ======   ======      ======    ======   ======   ======   ======

TOTAL RETURN: .............................   6.91%     5.35%   (2.09)%   7.68%       6.85%     3.99%    6.46%    4.42%   (3.47)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .. $99,527   $96,475  $109,165  $121,374  $121,674  $126,173     $198      $23  $     --
Ratio of expenses to average net assets ...   0.88%+    0.87%     0.84%     0.81%     0.85%     0.81%    1.78%+   1.77%     1.74%+
Ratio of net income to average net assets .   4.61%+    4.95%     4.71%     4.87%     5.21%     5.47%    3.71%+   4.05%     3.94%+
Portfolio turnover rate ...................      --    12.38%     9.74%    21.86%     6.88%    26.89%   --       12.38%     9.74%++

                                                                   CLASS D
                                           ---------------------------------------------------
                                           SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                             ENDED   -----------------------------------------
                                            3/31/01   2000     1999      1998    1997    1996
                                           --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......  $7.34     $7.36    $7.98    $7.79    $7.68   $7.82
                                            ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................   0.14      0.29     0.30     0.31     0.33    0.35
Net realized and unrealized gain (loss)
  on investments ..........................   0.33      0.02    (0.52)    0.20     0.11   (0.12)
                                            ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..........   0.47      0.31    (0.22)    0.51     0.44    0.23
                                            ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......  (0.14)    (0.29)   (0.30)   (0.31)   (0.33)  (0.35)
Distributions from net realized
  capital gain ............................     --     (0.04)   (0.10)   (0.01)      --   (0.02)
                                            ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS .......................  (0.14)    (0.33)   (0.40)   (0.32)   (0.33)  (0.37)
                                            ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ............  $7.67     $7.34    $7.36    $7.98    $7.79   $7.68
                                            ======    ======   ======   ======   ======  ======

TOTAL RETURN: .............................   6.46%     4.42%   (2.96)%   6.71%    5.89%   3.06%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..  $1,756    $1,629  $1,856    $2,103   $1,799  $2,036
Ratio of expenses to average net assets ...   1.78%+    1.77%   1.74%     1.72%    1.75%   1.71%
Ratio of net income to average net assets .   3.71%+    4.05%   3.81%     3.96%    4.31%   4.57%
Portfolio turnover rate ...................      --    12.38%   9.74%    21.86%    6.88%  26.89%




----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

MISSOURI SERIES

                                                                       CLASS A                                 CLASS C
                                                 ---------------------------------------------------  ----------------------------
                                                SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                   ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                  3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                 --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.37     $7.29    $8.03    $7.82    $7.71   $7.70    $7.37    $7.29    $7.68
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.17      0.35     0.35     0.36     0.38    0.39     0.14     0.28     0.10
Net realized and unrealized gain (loss)
  on investments ..............................     0.41      0.09    (0.62)    0.28     0.19    0.08     0.41     0.09    (0.39)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.58      0.44    (0.27)    0.64     0.57    0.47     0.55     0.37    (0.29)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.17)    (0.35)   (0.35)   (0.36)   (0.38)  (0.39)   (0.14)   (0.28)   (0.10)
Distributions from net realized capital gain ..    (0.03)    (0.01)   (0.12)   (0.07)   (0.08)  (0.07)   (0.03)   (0.01)      --
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS ...........................    (0.20)    (0.36)   (0.47)   (0.43)   (0.46)  (0.46)   (0.17)   (0.29)   (0.10)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ................    $7.75     $7.37    $7.29    $8.03    $7.82   $7.71    $7.75    $7.37    $7.29
                                                  ======    ======   ======   ======   ======  ======   ======   ======   ======

TOTAL RETURN: .................................     8.03%     6.19%   (3.58)%   8.41%    7.70%   6.27%    7.54%    5.27%   (3.95)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......   $39,302   $38,529   $43,437 $49,949  $52,766 $49,941      $55      $22       $21
Ratio of expenses to average net assets .......     0.93%+    0.93%     0.87%   0.89%    0.89%   0.86%    1.83%+   1.83%     1.74%+
Ratio of net income to average net assets .....     4.54%+    4.83%     4.50%   4.59%    4.93%   5.03%    3.64%+   3.93%     3.75%+
Portfolio turnover rate .......................     1.28%     6.00%    10.43%  21.26%    6.47%   8.04%    1.28%    6.00%    10.43%++

                                                                         CLASS D
                                                 ---------------------------------------------------
                                                 SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                   ENDED   -----------------------------------------
                                                  3/31/01   2000     1999      1998    1997    1996
                                                 --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.37     $7.29    $8.03    $7.82    $7.72   $7.70
                                                  ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.14      0.28     0.28     0.29     0.31    0.32
Net realized and unrealized gain (loss)
  on investments ..............................     0.41      0.09    (0.62)    0.28     0.18    0.09
                                                  ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.55      0.37    (0.34)    0.57     0.49    0.41
                                                  ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.14)    (0.28)   (0.28)   (0.29)   (0.31)  (0.32)
Distributions from net realized capital gain ..    (0.03)    (0.01)   (0.12)   (0.07)   (0.08)  (0.07)
                                                  ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS ...........................    (0.17)    (0.29)   (0.40)   (0.36)   (0.39)  (0.39)
                                                  ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ................    $7.75     $7.37    $7.29    $8.03    $7.82   $7.72
                                                  ======    ======   ======   ======   ======  ======

TOTAL RETURN: .................................     7.54%     5.27%   (4.46)%   7.45%    6.60%   5.46%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......      $377      $321    $617      $418     $474    $565
Ratio of expenses to average net assets .......     1.83%+    1.83%   1.77%     1.79%    1.80%   1.76%
Ratio of net income to average net assets .....     3.64%+    3.93%   3.60%     3.69%    4.02%   4.13%
Portfolio turnover rate .......................     1.28%     6.00%  10.43%    21.26%    6.47%   8.04%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

NEW YORK SERIES

                                                                       CLASS A                                 CLASS C
                                                 ---------------------------------------------------  ----------------------------
                                                SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                   ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                  3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                 --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.77     $7.70    $8.60    $8.28    $7.98   $7.86    $7.78    $7.70    $8.14
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.19      0.39     0.38     0.40     0.41    0.42     0.16     0.32     0.11
Net realized and unrealized gain (loss)
  on investments ...............................    0.42      0.08    (0.69)    0.40     0.32    0.12     0.42     0.09    (0.44)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.61      0.47    (0.31)    0.80     0.73    0.54     0.58     0.41    (0.33)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.19)    (0.39)   (0.38)   (0.40)   (0.41)  (0.42)   (0.16)   (0.32)   (0.11)
Distributions from net realized capital gain ...   (0.06)    (0.01)   (0.21)   (0.08)   (0.02)     --    (0.06)   (0.01)      --
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS ............................   (0.25)    (0.40)   (0.59)   (0.48)   (0.43)  (0.42)   (0.22)   (0.33)   (0.11)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD .................   $8.13     $7.77    $7.70    $8.60    $8.28   $7.98    $8.14    $7.78    $7.70
                                                  ======    ======   ======   ======   ======  ======   ======   ======   ======

TOTAL RETURN: ..................................    7.96%     6.28%   (3.86)%  10.02%    9.45%   6.97%    7.49%    5.46%   (4.22)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......  $79,903   $69,549   $76,833 $84,822  $83,528 $82,719   $1,452     $402      $189
Ratio of expenses to average net assets ........    0.70%+    0.70%     0.81%   0.81%    0.82%   0.77%    1.60%+   1.60%     1.69%+
Ratio of net income to average net assets ......    4.76%+    5.17%     4.63%   4.74%    5.09%   5.24%    3.86%+   4.27%     3.96%+
Portfolio turnover rate ........................    5.35%     7.30%    11.85%  39.85%   23.83%  25.88%    5.35%    7.30%    11.85%++
Without expense reimbursement:*
Ratio of expenses to average net assets ........    0.84%+    0.83%                                       1.74%+   1.73%
Ratio of net income to average net assets ......    4.62%+    5.04%                                       3.72%+   4.14%

                                                                         CLASS D
                                                 ---------------------------------------------------
                                                 SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                   ENDED   -----------------------------------------
                                                  3/31/01   2000     1999      1998    1997    1996
                                                 --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...........   $7.78     $7.70    $8.60    $8.29    $7.98   $7.87
                                                  ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..........................    0.16      0.32     0.30     0.32     0.34    0.34
Net realized and unrealized gain (loss)
  on investments ...............................    0.42      0.09    (0.69)    0.39     0.33    0.11
                                                  ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ...............    0.58      0.41    (0.39)    0.71     0.67    0.45
                                                  ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ...........   (0.16)    (0.32)   (0.30)   (0.32)   (0.34)  (0.34)
Distributions from net realized capital gain ...   (0.06)    (0.01)   (0.21)   (0.08)   (0.02)     --
                                                  ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS ............................   (0.22)    (0.33)   (0.51)   (0.40)   (0.36)  (0.34)
                                                  ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD .................   $8.14     $7.78    $7.70    $8.60    $8.29   $7.98
                                                  ======    ======   ======   ======   ======  ======

TOTAL RETURN: ..................................    7.49%     5.46%   (4.73)%   8.88%    8.60%   5.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .......   $3,143    $2,593  $2,844    $2,182   $1,572  $1,152
Ratio of expenses to average net assets ........    1.60%+    1.60%   1.71%     1.72%    1.73%   1.68%
Ratio of net income to average net assets ......    3.86%+    4.27%   3.73%     3.83%    4.18%   4.33%
Portfolio turnover rate ........................    5.35%     7.30%  11.85%    39.85%   23.83%  25.88%
Without expense reimbursement:*
Ratio of expenses to average net assets ........    1.74%+    1.73%
Ratio of net income to average net assets ......    3.72%+    4.14%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

OHIO SERIES

                                                                  CLASS A                                         CLASS C
                                            ----------------------------------------------------------  ----------------------------
                                           SIX MONTHS        YEAR ENDED SEPTEMBER 30,                   SIX MONTHS  YEAR   5/27/99**
                                              ENDED   ------------------------------------------------    ENDED     ENDED     TO
                                             3/31/01   2000     1999        1998       1997      1996     3/31/01  9/30/00  9/30/99
                                            --------  ------   ------      ------     ------    ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $7.64     $7.64    $8.37      $8.19      $8.09     $8.11    $7.69    $7.68    $8.06
                                             ------    ------   ------     ------     ------    ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................    0.19      0.39     0.38       0.40       0.42      0.43     0.16     0.33     0.11
Net realized and unrealized gain (loss)
  on investments ..........................    0.35      0.02    (0.60)      0.29       0.17      0.02     0.34     0.03    (0.38)
                                             ------    ------   ------     ------     ------    ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..........    0.54      0.41    (0.22)      0.69       0.59      0.45     0.50     0.36    (0.27)
                                             ------    ------   ------     ------     ------    ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......   (0.19)    (0.39)   (0.38)     (0.40)     (0.42)    (0.43)   (0.16)   (0.33)   (0.11)
Distributions from net realized
  capital gain ............................        (o)  (0.02)   (0.13)     (0.11)     (0.07)    (0.04)       (o)  (0.02)      --
                                             ------    ------   ------     ------     ------    ------   ------   ------   ------
TOTAL DISTRIBUTIONS .......................   (0.19)    (0.41)   (0.51)     (0.51)     (0.49)    (0.47)   (0.16)   (0.35)   (0.11)
                                             ------    ------   ------     ------     ------    ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............   $7.99     $7.64    $7.64      $8.37      $8.19     $8.09    $8.03    $7.69    $7.68
                                             ======    ======   ======     ======     ======    ======   ======   ======   ======

TOTAL RETURN: .............................    7.18%     5.58%   (2.68)%     8.77%     7.54%     5.68%    6.53%    4.78%   (3.51)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .. $129,458  $128,364  $135,034  $153,126  $154,419  $162,243     $594     $222       $18
Ratio of expenses to average net assets ...    0.70%+    0.71%     0.81%     0.78%     0.81%     0.77%    1.60%+   1.61%     1.71%+
Ratio of net income to average net assets .    4.90%+    5.21%     4.78%     4.92%     5.19%     5.32%    4.00%+   4.31%     3.99%+
Portfolio turnover rate ...................    2.55%     9.02%     6.07%    24.74%    11.76%    12.90%    2.55%    9.02%     6.07%++
Without expense reimbursement:*
Ratio of expenses to average net assets ...    0.84%+    0.84%                                            1.74%+   1.74%
Ratio of net income to average net assets .    4.76%+    5.08%                                            3.86%+   4.18%

                                                                    CLASS D
                                            ---------------------------------------------------
                                            SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                              ENDED   -----------------------------------------
                                             3/31/01   2000     1999      1998    1997    1996
                                            --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $7.69     $7.68    $8.41    $8.23    $8.13   $8.15
                                             ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................    0.16      0.33     0.31     0.33     0.35    0.36
Net realized and unrealized gain (loss)
  on investments ..........................    0.34      0.03    (0.60)    0.29     0.17    0.02
                                             ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..........    0.50      0.36    (0.29)    0.62     0.52    0.38
                                             ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......   (0.16)    (0.33)   (0.31)   (0.33)   (0.35)  (0.36)
Distributions from net realized
  capital gain ............................       0     (0.02)   (0.13)   (0.11)   (0.07)  (0.04)
                                             ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS .......................   (0.16)    (0.35)   (0.44)   (0.44)   (0.42)  (0.40)
                                             ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ............   $8.03     $7.69    $7.68    $8.41    $8.23   $8.13
                                             ======    ======   ======   ======   ======  ======

TOTAL RETURN: .............................    6.53%     4.78%   (3.52)%   7.78%    6.57%   4.74%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..   $1,462    $1,425  $1,327    $1,103   $1,160  $1,011
Ratio of expenses to average net assets ...    1.60%+    1.61%   1.71%     1.69%    1.71%   1.67%
Ratio of net income to average net assets .    4.00%+    4.31%   3.88%     4.01%    4.29%   4.42%
Portfolio turnover rate ...................    2.55%     9.02%   6.07%    24.74%   11.76%  12.90%
Without expense reimbursement:*
Ratio of expenses to average net assets ...    1.74%+    1.74%
Ratio of net income to average net assets .    3.86%+    4.18%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

OREGON SERIES

                                                                        CLASS A                                 CLASS C
                                                 ---------------------------------------------------  ----------------------------
                                                SIX MONTHS        YEAR ENDED SEPTEMBER 30,            SIX MONTHS  YEAR   5/27/99**
                                                   ENDED   -----------------------------------------    ENDED     ENDED     TO
                                                  3/31/01   2000     1999      1998    1997    1996     3/31/01  9/30/00  9/30/99
                                                 --------  ------   ------    ------  ------  ------  ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.47     $7.48    $8.05    $7.87    $7.65   $7.66    $7.47    $7.48    $7.83
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.18      0.36     0.35     0.36     0.38    0.40     0.14     0.29     0.10
Net realized and unrealized gain (loss)
  on investments ..............................     0.32      0.04    (0.52)    0.28     0.26   --        0.32     0.04    (0.35)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.50      0.40    (0.17)    0.64     0.64    0.40     0.46     0.33    (0.25)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.18)    (0.36)   (0.35)   (0.36)   (0.38)  (0.40)   (0.14)   (0.29)   (0.10)
Distributions from net realized capital gain ..    (0.04)    (0.05)   (0.05)   (0.10)   (0.04)  (0.01)   (0.04)   (0.05)      --
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
TOTAL DISTRIBUTIONS ...........................    (0.22)    (0.41)   (0.40)   (0.46)   (0.42)  (0.41)   (0.18)   (0.34)   (0.10)
                                                  ------    ------   ------   ------   ------  ------   ------   ------   ------
NET ASSET VALUE, END OF PERIOD ................    $7.75     $7.47    $7.48    $8.05    $7.87   $7.65    $7.75    $7.47    $7.48
                                                  ======    ======   ======   ======   ======  ======   ======   ======   ======

TOTAL RETURN: .................................     6.73%     5.55%   (2.16)%   8.48%    8.60%   5.27%    6.22%    4.62%   (3.32)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......   $55,481   $52,890 $54,473   $57,601  $55,239 $57,345     $611     $364       $--
Ratio of expenses to average net assets .......     0.88%+    0.89%   0.86%     0.88%    0.90%   0.86%    1.78%+   1.79%     1.73%+
Ratio of net income to average net assets .....     4.59%+    4.86%   4.52%     4.60%    4.88%   5.18%    3.69%+   3.96%     3.77%+
Portfolio turnover rate .......................     8.70%    14.46%  12.28%    12.62%   19.46%  28.65%    8.70%   14.46%    12.28%++

                                                                         CLASS D
                                                 ---------------------------------------------------
                                                 SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                                   ENDED   -----------------------------------------
                                                  3/31/01   2000     1999      1998    1997    1996
                                                 --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ..........    $7.47     $7.48    $8.04    $7.87    $7.64   $7.65
                                                  ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .........................     0.14      0.29     0.28     0.29     0.31    0.33
Net realized and unrealized gain (loss)
  on investments ..............................     0.32      0.04    (0.51)    0.27     0.27      --
                                                  ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..............     0.46      0.33    (0.23)    0.56     0.58    0.33
                                                  ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........    (0.14)    (0.29)   (0.28)   (0.29)   (0.31)  (0.33)
Distributions from net realized capital gain ..    (0.04)    (0.05)   (0.05)   (0.10)   (0.04)  (0.01)
                                                  ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS ...........................    (0.18)    (0.34)   (0.33)   (0.39)   (0.35)  (0.34)
                                                  ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ................    $7.75     $7.47    $7.48    $8.04    $7.87   $7.64
                                                  ======    ======   ======   ======   ======  ======

TOTAL RETURN: .................................     6.22%     4.62%   (2.92)%   7.37%    7.77%   4.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ......    $2,332    $2,465    $2,231  $2,650   $1,678  $1,540
Ratio of expenses to average net assets .......     1.78%+    1.79%     1.76%   1.79%    1.80%   1.76%
Ratio of net income to average net assets .....     3.69%+    3.96%     3.62%   3.69%    3.98%   4.28%
Portfolio turnover rate .......................     8.70%    14.46%    12.28%  12.62%   19.46%  28.65%

----------
See footnotes on page 62.

FINANCIAL HIGHLIGHTS

SOUTH CAROLINA SERIES

                                                                    CLASS A                                     CLASS C
                                            -------------------------------------------------------    ----------------------------
                                           SIX MONTHS        YEAR ENDED SEPTEMBER 30,                  SIX MONTHS  YEAR   5/27/99**
                                              ENDED   ---------------------------------------------      ENDED     ENDED     TO
                                             3/31/01   2000     1999        1998      1997    1996       3/31/01  9/30/00  9/30/99
                                            --------  ------   ------      ------    ------  ------    ---------- ------- --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $7.66     $7.67    $8.38      $8.16     $8.07   $7.97      $7.65    $7.66    $8.08
                                             ------    ------   ------     ------    ------  ------     ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................    0.18      0.38     0.38       0.39      0.40    0.41       0.15     0.31     0.11
Net realized and unrealized gain (loss)
  on investments ..........................    0.37      0.07    (0.64)      0.29      0.22    0.12       0.37     0.07    (0.42)
                                             ------    ------   ------     ------    ------  ------     ------   ------   ------
TOTAL FROM INVESTMENT OPERATIONS ..........    0.55      0.45    (0.26)      0.68      0.62    0.53       0.52     0.38    (0.31)
                                             ------    ------   ------     ------    ------  ------     ------   ------   ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......   (0.18)    (0.38)   (0.38)     (0.39)    (0.40)  (0.41)     (0.15)   (0.31)   (0.11)
Distributions from net realized
  capital gain ............................      --     (0.08)   (0.07)     (0.07)    (0.13)  (0.02)        --    (0.08)      --
                                             ------    ------   ------     ------    ------  ------     ------   ------   ------
TOTAL DISTRIBUTIONS .......................   (0.18)    (0.46)   (0.45)     (0.46)    (0.53)  (0.43)     (0.15)   (0.39)   (0.11)
                                             ------    ------   ------     ------    ------  ------     ------   ------   ------
NET ASSET VALUE, END OF PERIOD ............   $8.03     $7.66    $7.67      $8.38     $8.16   $8.07      $8.02    $7.65    $7.66
                                             ======    ======   ======     ======    ======  ======     ======   ======   ======

TOTAL RETURN: .............................    7.29%     6.07%   (3.32)%     8.66%     7.99%   6.82%      6.82%    5.12%   (4.01)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..  $85,435   $81,138   $92,793  $106,328  $101,018  $108,163   $1,250     $893      $335
Ratio of expenses to average net assets ...    0.89%+    0.86%     0.83%     0.80%     0.84%     0.80%    1.79%+   1.76%     1.72%+
Ratio of net income to average net assets .    4.68%+    5.04%     4.65%     4.74%     5.04%     5.15%    3.78%+   4.14%     3.96%+
Portfolio turnover rate ...................       --     3.49%    18.06%    16.63%        --    20.66%       --    3.49%    18.06%++

                                                                    CLASS D
                                            ---------------------------------------------------
                                            SIX MONTHS         YEAR ENDED SEPTEMBER 30,
                                              ENDED   -----------------------------------------
                                             3/31/01   2000     1999      1998    1997    1996
                                            --------  ------   ------    ------  ------  ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $7.65     $7.66    $8.38    $8.16    $8.06   $7.97
                                             ------    ------   ------   ------   ------  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income .....................    0.15      0.31     0.30     0.31     0.33    0.34
Net realized and unrealized gain (loss)
  on investments ..........................    0.37      0.07    (0.65)    0.29     0.23    0.11
                                             ------    ------   ------   ------   ------  ------
TOTAL FROM INVESTMENT OPERATIONS ..........    0.52      0.38    (0.35)    0.60     0.56    0.45
                                             ------    ------   ------   ------   ------  ------
LESS DISTRIBUTIONS:
Dividends from net investment income ......   (0.15)    (0.31)   (0.30)   (0.31)   (0.33)  (0.34)
Distributions from net realized
  capital gain ............................      --     (0.08)   (0.07)   (0.07)   (0.13)  (0.02)
                                             ------    ------   ------   ------   ------  ------
TOTAL DISTRIBUTIONS .......................   (0.15)    (0.39)   (0.37)   (0.38)   (0.46)  (0.36)
                                             ------    ------   ------   ------   ------  ------
NET ASSET VALUE, END OF PERIOD ............   $8.02     $7.65    $7.66    $8.38    $8.16   $8.06
                                             ======    ======   ======   ======   ======  ======

TOTAL RETURN: .............................    6.82%     5.12%   (4.32)%   7.68%    7.15%   5.73%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..   $4,084    $4,443  $5,936    $5,594   $3,663  $2,714
Ratio of expenses to average net assets ...    1.79%+    1.76%   1.73%     1.71%    1.75%   1.70%
Ratio of net income to average net assets .    3.78%+    4.14%   3.75%     3.83%    4.13%   4.25%
Portfolio turnover rate ...................       --     3.49%  18.06%    16.63%       --  20.66%


----------
* During the periods stated, the Manager, at its discretion, reimbursed expenses for the Michigan, New York and Ohio Series.
** Commencement of offering of Class C shares.

+  Annualized.

++ For the year ended September 30, 1999.

o A capital gain of $0.002 per share was paid.

See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Seligman Municipal Fund Series, Inc. (comprising, respectively, the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series) as of March 31, 2001, the related statements of operations for the six months then ended, and of changes in net assets for the six months then ended and for the year ended September 30, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting the Seligman Municipal Fund Series, Inc. as of March 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for all the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
May 11, 2001

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services

(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee
--------------------------------------------------------------------------------


EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. MOLES
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                   [JWS LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com





  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN MUNICIPAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.


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